                                 PIMCO FUNDS:
                     Pacific Investment Management Series

                      STATEMENT OF ADDITIONAL INFORMATION


  PIMCO Funds (the "Trust") is an open-end management investment company ("mutual fund") currently consisting of twenty-five separate investment portfolios (the "Funds"): the PIMCO MONEY MARKET FUND; the PIMCO SHORT-TERM FUND; the PIMCO LOW DURATION FUND; the PIMCO LOW DURATION FUND II; the PIMCO LOW DURATION FUND III; the PIMCO LOW DURATION MORTGAGE FUND; the PIMCO MODERATE DURATION FUND; the PIMCO REAL RETURN BOND FUND; the PIMCO TOTAL RETURN FUND; the PIMCO TOTAL RETURN FUND II; the PIMCO TOTAL RETURN FUND III; the PIMCO TOTAL RETURN MORTGAGE FUND; the PIMCO COMMERCIAL MORTGAGE SECURITIES FUND; the PIMCO HIGH YIELD FUND; the PIMCO LONG-TERM U.S. GOVERNMENT FUND; the PIMCO LONG DURATION FUND; the PIMCO GLOBAL BOND FUND; the PIMCO GLOBAL BOND FUND II; the PIMCO FOREIGN BOND FUND; the PIMCO INTERNATIONAL BOND FUND; the PIMCO EMERGING MARKETS BOND FUND; the PIMCO EMERGING MARKETS BOND FUND II; the PIMCO MUNICIPAL BOND FUND; the PIMCO STRATEGIC BALANCED FUND; the PIMCO STOCKSPLUS FUND; and the PIMCO STOCKSPLUS SHORT STRATEGY FUND. Shares of the PIMCO International Bond Fund and PIMCO Emerging Markets Bond Fund II are offered only to clients of PIMCO who maintain separately managed private accounts.

  The Trust's investment adviser is Pacific Investment Management Company ("PIMCO" or the "Adviser"), 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. PIMCO is a subsidiary partnership of PIMCO Advisors L.P. ("PIMCO Advisors").

  This Statement of Additional Information is not a Prospectus, and should be used in conjunction with a Prospectus for the Trust. Each Fund offers up to six classes of shares, offered through four Prospectuses. Class A, Class B, and Class C shares of certain Funds are offered through the "Class A, B and C Prospectus", Class D shares of certain Funds are offered through the "Class D Prospectus", and Institutional Class and Administrative Class shares of the Funds are offered through the "Institutional Prospectus", each dated November 25, 1998, as amended or supplemented from time to time, and Class A shares of the Total Return Fund also are offered through a separate prospectus, dated August 1, 1998, as amended or supplemented from time to time (collectively, the "Prospectuses"). A copy of each Prospectus may be obtained free of charge at the address and telephone number listed below.

                                                  Class A, B and C Prospectus
  Institutional Prospectus:                       and Class D Prospectus:

  PIMCO Funds                                     PIMCO Funds Distributors LLC
  840 Newport Center Drive                        2187 Atlantic Street
  Suite 300                                       Stamford, Connecticut 06902
  Newport Beach, California 92660                 Telephone:  (800) 426-0107
  Telephone: (800) 927-4648 (Current Shareholders)
             (800) 800-0952 (New Accounts)


November 25, 1998

                               TABLE OF CONTENTS

                                                                                                              PAGE
INVESTMENT OBJECTIVES AND POLICIES..........................................................................     1

     Borrowing..............................................................................................     1
     Corporate Debt Securities..............................................................................     2
     Participation on Creditors Committees..................................................................     3
     Mortgage-Related and Other Asset-Backed Securities.....................................................     4
     Foreign Securities.....................................................................................     8
     Foreign Currency Transactions..........................................................................     9
     Foreign Currency Exchange-Related Securities...........................................................    11
     Bank Obligations.......................................................................................    12
     Loan Participations....................................................................................    13
     Delayed Funding Loans and Revolving Credit Facilities..................................................    14
     Short Sales............................................................................................    15
     Derivative Instruments.................................................................................    15
     Warrants to Purchase Securities........................................................................    22
     Illiquid Securities....................................................................................    22
     Municipal Bonds........................................................................................    23
     Social Investment Policies.............................................................................    25

INVESTMENT RESTRICTIONS.....................................................................................    25

     Fundamental Investment Restrictions....................................................................    25
     Non-Fundamental Investment Restrictions................................................................    27
     Non-Fundamental Operating Policies Relating to the Sale of Shares of PIMCO Total Return Fund in Japan..    30

MANAGEMENT OF THE TRUST.....................................................................................    32

     Trustees and Officers..................................................................................    32
     Compensation Table.....................................................................................    35
     Investment Adviser.....................................................................................    36
     Fund Administrator.....................................................................................    38

DISTRIBUTION OF TRUST SHARES................................................................................    41

     Distributor and Multi-Class Plan.......................................................................    41
     Contingent Deferred Sales Charge and Initial Sales Charge..............................................    42
     Distribution and Servicing Plans for Class A, Class B and Class C Shares...............................    43
     Distribution and Administrative Services Plans for Administrative Class Shares.........................    47
     Plan for Class D Shares................................................................................    49
     Purchases, Exchanges and Redemptions...................................................................    50

PORTFOLIO TRANSACTIONS AND BROKERAGE........................................................................    52

     Investment Decisions...................................................................................    52
     Brokerage and Research Services........................................................................    52
     Portfolio Turnover.....................................................................................    53

NET ASSET VALUE.............................................................................................    53

TAXATION....................................................................................................    54

     Distributions..........................................................................................    56
     Sales of Shares........................................................................................    56
     Backup Withholding.....................................................................................    56
     Options, Futures and Forward Contracts, and Swap Agreements............................................    56
     Short Sales............................................................................................    57
     Passive Foreign Investment Companies...................................................................    57
     Foreign Currency Transactions..........................................................................    58
     Foreign Taxation.......................................................................................    58
     Original Issue Discount and Market Discount............................................................    59
     Other Taxation.........................................................................................    60

OTHER INFORMATION...........................................................................................    60

     Capitalization.........................................................................................    60
     Performance Information................................................................................    60
     Potential College Cost Table...........................................................................    69
     Voting Rights..........................................................................................    72
     The Reorganization of the PIMCO Money Market and Total Return II Funds.................................    92
     The Reorganization of the PIMCO Global Bond Fund II....................................................    92
     Code of Ethics.........................................................................................    92
     Year 2000 Compliance Efforts...........................................................................    93
     Custodian, Transfer Agent and Dividend Disbursing Agent................................................    94
     Independent Accountants................................................................................    94
     Counsel................................................................................................    94
     Registration Statement.................................................................................    94
     Financial Statements...................................................................................    95

                      INVESTMENT OBJECTIVES AND POLICIES


     The investment objectives and general investment policies of each Fund are described in the Prospectuses. Additional information concerning the characteristics of certain of the Funds' investments is set forth below.

BORROWING

     A Fund may borrow for temporary administrative purposes. This borrowing may be unsecured. Provisions of the Investment Company Act of 1940 ("1940 Act") require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. As noted below, a Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Funds. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The PIMCO Global Bond Fund II may not borrow in excess of 10% of the value of its total assets and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) or for extraordinary or emergency purposes.

     In addition to borrowing for temporary purposes, a Fund may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' limitations on borrowings, which would restrict the aggregate of such transactions (plus any other borrowings) to 33 1/3% (for each Fund except the PIMCO Global Bond Fund II) of a Fund's total assets.

     A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction a Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association ("GNMA"), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages;
(2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

     A Fund's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' limitations on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities. A Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks". A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments make on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund's forward commitment to repurchase the subject security.

CORPORATE DEBT SECURITIES

     A Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Adviser's opinion comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

     Among the corporate debt securities in which the Funds may invest are convertible securities. A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party. A Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

     Securities rated Baa and BBB are the lowest which are considered "investment grade" obligations. Moody's Investor Service, Inc. ("Moody's") describes securities rated Baa as "medium-grade" obligations; they are "neither highly protected nor poorly secured . . . [i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well." Standard & Poor's Ratings Services ("S&P") describes securities rated BBB as "regarded as having an adequate capacity to pay interest and repay principal . . . [w]hereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal .
 . . than in higher rated categories."

     Investments in securities rated below investment grade that are eligible for purchase by certain of the Funds (i.e., rated B or better by Moody's or S&P), and in particular, by the PIMCO High Yield Fund, are described as "speculative" by both Moody's and S&P. Investment in lower rated corporate debt securities ("high yield securities" or "junk bonds") generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

     The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Adviser seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

PARTICIPATION ON CREDITORS COMMITTEES

     A Fund (in particular, the PIMCO High Yield Fund) may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when the Adviser believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

     Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See "Mortgage Pass-Through Securities." Certain of the Funds may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

     MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase in the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

     The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

     Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser determines that the securities meet the Trust's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Fund will purchase mortgage-related securities or any other assets which in the Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be illiquid (10% in the case of the PIMCO Money Market Fund.)

     Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds' industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the

Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     COMMERCIAL MORTGAGE-BACKED SECURITIES include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.
The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets.
In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     OTHER ASSET-BACKED SECURITIES. Similarly, the Adviser expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables/SM/ ("CARS/SM/"). CARS/SM/ represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS/SM/ are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS/SM/ may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Consistent with a Fund's investment objectives and policies, the Adviser also may invest in other types of asset-backed securities.

FOREIGN SECURITIES

     All Funds (except the PIMCO Low Duration II, Total Return II, Long-Term U.S. Government and Municipal Bond Funds) may invest in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The PIMCO Money Market, High Yield, Commercial Mortgage Securities, Low Duration Mortgage and Total Return Mortgage Funds may invest in securities of foreign issuers only if they are U.S. dollar-denominated.

     Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a Fund's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

     Each of the Fixed Income Funds (except the PIMCO Low Duration II, Total Return II, Long-Term U.S. Government and Municipal Bond Funds) may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines, Poland, Uruguay, and Venezuela. In addition, Brazil has concluded a Brady-like plan. It is expected that other countries will undertake a Brady Plan in the future, including Panama and Peru.

     Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds.
Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

     Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

     Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Funds to suffer a loss of interest or principal on any of its holdings.

     Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

     Each of the PIMCO Emerging Markets Bond Fund and PIMCO Emerging Markets Bond Fund II will consider an issuer to be economically tied to a country with an emerging securities market if (1) the issuer is organized under the laws of, or maintains its principal place of business in, the country, (2) its securities are principally traded in the country's securities markets, or (3) the issuer derived at least half of its revenues or profits from goods produced or sold, investments made, or services performed in the country, or has at least half of its assets in that country.

FOREIGN CURRENCY TRANSACTIONS

     All Funds that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see "Derivative Instruments"), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. Funds may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

     A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation with the Trust's custodian of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of each Fund with a view to protecting the outlook, and the Funds might be expected to enter into such contracts under the following circumstances:

     LOCK IN. When the Adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

     CROSS HEDGE. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund's portfolio holdings denominated in the currency sold.

     DIRECT HEDGE. If the Adviser wants to a eliminate substantially all of the risk of owning a particular currency, and/or if the Adviser thinks that a Fund can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar.
In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in value of the bond.

     PROXY HEDGE. The Adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

     COSTS OF HEDGING. When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

     It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund's dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a Fund's net asset value per share.

     TAX CONSEQUENCES OF HEDGING. Under applicable tax law, the Funds may be required to limit their gains from hedging in foreign currency forwards, futures, and options. Although the Funds are expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the marked-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Funds and could affect whether dividends paid by the Funds are classified as capital gains or ordinary income.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

     FOREIGN CURRENCY WARRANTS. Foreign currency warrants such as Currency Exchange Warrants/SM /("CEWs/SM/") are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

     PRINCIPAL EXCHANGE RATE LINKED SECURITIES. Principal exchange rate linked securities ("PERLs/SM"/) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

     PERFORMANCE INDEXED PAPER. Performance indexed paper ("PIPs/SM/") is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

BANK OBLIGATIONS

     Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% in the case of the PIMCO Money Market Fund) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

     Each Fund limits its investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

     Each Fund (except the PIMCO Money Market, Low Duration Mortgage, Total Return Mortgage, Commercial Mortgage Securities, High Yield and Long-Term U.S. Government Funds) limits its investments in foreign bank obligations to United States dollar-or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the Adviser, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. The PIMCO Money Market, Low Duration Mortgage, Total Return Mortgage, Commercial Mortgage Securities, High Yield and Long-Term U.S. Government Funds may invest in the same types of bank obligations as the other Funds, but they must be U.S. dollar-denominated. Subject to the Trust's limitation on concentration of no more than 25% of its assets in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

LOAN PARTICIPATIONS

     Each Fund (except the PIMCO Municipal Bond Fund) may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service.

     A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

     A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

     The Funds may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

     Each Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, a Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission ("SEC") interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Funds' ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

     Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Funds' limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust's investment restriction relating to the lending of funds or assets by a Portfolio.

     Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Funds. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on the Adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.

DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES

The Funds (except the PIMCO Money Market and Municipal Bond Funds) may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments. The Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Funds' limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see "Loan Participations." Participation interests in revolving credit facilities will be subject to the limitations discussed in "Loan Participations." Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust's investment restriction relating to the lending of funds or assets by a Portfolio.

SHORT SALES

     Certain of the Funds, particularly the PIMCO StocksPLUS Short Strategy Fund, may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

     When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest on such borrowed securities.

     If the price of the security sold short increases between the time of the short sale and the time and the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

     To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of segregated assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees. Each Fund, except the PIMCO StocksPLUS Short Strategy Fund, does not intend to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount of the segregated assets exceeds one-third of the value of the Fund's net assets. This percentage may be varied by action of the Trustees. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Funds will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder. The PIMCO Global Bond Fund II may only engage in short sales that are "against the box."

DERIVATIVE INSTRUMENTS

     In pursuing their individual objectives the Funds may, as described in the Prospectuses, purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("futures options") for hedging purposes, except that those Funds that may not invest in foreign currency-denominated securities may not enter into transactions involving currency futures or options. The Funds (except the PIMCO Money Market and Municipal Bond Funds) also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds (except the PIMCO Money Market and Municipal Bond Funds) also may enter into swap agreements with respect to foreign currencies, interest rates and indexes of securities. The Funds may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Fund may also use those instruments, provided that the Trustees determine that their use is consistent with the Fund's investment objective.

     OPTIONS ON SECURITIES AND INDEXES. A Fund may, to the extent specified for the Fund in the Prospectuses, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees. A put option on a security or an index is "covered" if the Fund segregates assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees.

     If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     RISKS ASSOCIATED WITH OPTIONS ON SECURITIES AND INDEXES. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     FOREIGN CURRENCY OPTIONS. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market, as specified for that Fund in the Prospectuses. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund may use interest rate, foreign currency or index futures contracts, as specified for that Fund in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts will be developed and traded in the future.

     A Fund may purchase and write call and put futures options, as specified for that Fund in the Prospectuses. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     To comply with applicable rules of the Commodity Futures Trading Commission ("CFTC") under which the Trust and the Funds avoid being deemed a "commodity pool" or a "commodity pool operator," each Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. A Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     A Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

     A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.
The transaction costs must also be included in these calculations.

     The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the

Funds' immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     LIMITATIONS ON USE OF FUTURES AND FUTURES OPTIONS. In general, the Funds intend to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

     When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     To the extent that securities with maturities greater than one year are used to segregate assets to cover a Fund's obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund's portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund's portfolio such that the Fund's duration does not exceed the maximum permitted for the Fund in the Prospectuses.

     The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Taxation."

     RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the PIMCO Municipal Bond Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund's holdings of Municipal Bonds (as defined below). Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FORWARD CURRENCY EXCHANGE CONTRACTS AND OPTIONS THEREON. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

     SWAP AGREEMENTS. The Funds (except the PIMCO Money Market and Municipal Bond Funds) may enter into interest rate, index and currency exchange rate swap agreements. These transactions are entered into in a attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether a Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

     This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

     STRUCTURED NOTES. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, the Adviser analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

WARRANTS TO PURCHASE SECURITIES

     The Funds may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

     A Fund will not invest more than 5% of its net assets, valued at the lower of cost or market, in warrants to purchase securities. Warrants acquired in units or attached to securities will be deemed without value for purposes of this restriction.

ILLIQUID SECURITIES

     The Funds may invest up to 15% of their net assets in illiquid securities (10% in the case of the PIMCO Money Market Fund). The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that the Adviser has determined to be liquid under procedures approved by the Board of Trustees).

MUNICIPAL BONDS

     It is a policy of the PIMCO Municipal Bond Fund to have 80% of its net assets invested in debt obligations the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax ("Municipal Bonds"). The Fund may invest up to 10% of its net assets in Municipal Bonds rated in the fifth highest rating category by Moody's or S&P, or unrated obligations determined by the Adviser to be of quality comparable to obligations so rated. A description of these ratings is set forth in Appendix B to the Prospectuses. The ability of the Fund to invest in securities other than Municipal Bonds is limited by a requirement of the Internal Revenue Code that at least 50% of the Fund's total assets be invested in Municipal Bonds at the end of each calendar quarter. See "Taxes."

     Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The Municipal Bonds which the PIMCO Municipal Bond Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

     Under the Internal Revenue Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

     The PIMCO Municipal Bond Fund may invest in municipal lease obligations. A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government's unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the PIMCO Municipal Bond Fund would assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. The PIMCO Municipal Bond Fund may also purchase unrated lease obligations if determined by the Adviser to be of comparable quality to rated securities in which the Fund is permitted to invest.

     The PIMCO Municipal Bond Fund may seek to enhance its yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability. The PIMCO Municipal Bond Fund may not invest more than 15% of its net assets in illiquid securities, including unmarketable private placements.

     Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request-usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the PIMCO Municipal Bond Fund would hold the longer-term security, which could experience substantially more volatility.

     The PIMCO Municipal Bond Fund may invest in municipal warrants, which are essentially call options on Municipal Bonds. In exchange for a premium, they give the purchaser the right, but not the obligation, to purchase a Municipal Bond in the future. The PIMCO Municipal Bond Fund might purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity. The PIMCO Municipal Bond Fund will not invest more than 5% of its net assets in municipal warrants.

     The PIMCO Municipal Bond Fund may invest in Municipal Bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements ("SBPAs"). Letters of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest rating. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

     The PIMCO Municipal Bond Fund may invest in Residual Interest Bonds, which are created by dividing the income stream provided by an underlying bond to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. The PIMCO Municipal Bond Fund will not invest more than 10% of its total assets in Residual Interest Bonds.

     The PIMCO Municipal Bond Fund also may invest in participation interests. Participation interests are various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The Fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

     Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

     The PIMCO Municipal Bond Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Fund may also sell Municipal Bonds due to changes in the Adviser's evaluation of the issuer or cash needs resulting from redemption requests for Fund shares. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund's ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

     Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money- market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

     Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's Municipal Bonds in the same manner.

SOCIAL INVESTMENT POLICIES

     The PIMCO Low Duration Fund III and PIMCO Total Return Fund III will not, as a matter of non-fundamental operating policy, invest in the securities of any issuer determined by the Adviser to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals, military equipment, or the operation of gambling casinos. The Funds will also avoid, to the extent possible on the basis of information available to the Adviser, the purchase of securities of issuers engaged in the production or trade of pornographic materials. An issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. Evaluation of any particular issuer with respect to these criteria may involve the exercise of subjective judgment by the Adviser. The Adviser's determination of issuers engaged in such activities at any given time will, however, be based upon its good faith interpretation of available information and its continuing and reasonable best efforts to obtain and evaluate the most current information available, and to utilize such information, as it becomes available, promptly and expeditiously in portfolio management for the Funds. In making its analysis, the Adviser may rely, among other things, upon information contained in such publications as those produced by the Investor Responsibility Research Center, Inc.

                            INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

     Each Fund's investment objective, except for the PIMCO Global Bond Fund II, as set forth in the Prospectuses under "Investment Objectives and Policies," together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed with respect to a Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund. Under these restrictions a Fund may not:


(1) (a) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, or, in the case of the PIMCO Municipal Bond Fund, in industrial development revenue bonds based, directly or indirectly, on the credit of private entities in any one industry; except that this restriction does not apply
     (a) to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and (b) with respect to the Money Market Fund, to securities or obligations issued by U.S.

     banks. Investments of the PIMCO Municipal Bond Fund in utilities, gas, electric, water and telephone companies will be considered as being in separate industries;

     (b) for the Global Bond Fund II, concentrate more than 25% of the value of its total assets in any one industry (The SEC staff takes the position that investments in government securities of a single foreign country (including agencies and instrumentalities of such government, to the extent such obligations are backed by the assets and revenues of such government) represent investments in a separate industry for these purposes.);

(2) with respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (This investment restriction is not applicable to the Real Return Bond, Commercial Mortgage Securities, Global Bond, Global Bond II, Foreign Bond, International Bond, Emerging Markets Bond or the Emerging Markets Bond II Funds.). For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Municipal Bonds;

(3) with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer (This restriction is not applicable to the Real Return Bond, Commercial Mortgage Securities, Global Bond, Global Bond II, Foreign Bond, International Bond, Emerging Markets Bond or the Emerging Markets Bond II Funds.);

(4) (a) purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein;

     (b) for the Global Bond Fund II, purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;

(5) purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit a Fund, subject to restrictions described in the Prospectuses and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws (This restriction is not applicable to the Global Bond Fund II, but see non-fundamental restriction "F".);

(6)  for the Total Return III, High Yield, International Bond and StocksPLUS
     Funds: purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

(7) (a) borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300% and (ii) enter into transactions in options, futures, options on futures, and other derivative instruments as described in the Prospectuses and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of a Fund's assets);

     (b) for the Global Bond Fund II, borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes (Such borrowings will be repaid before any additional investments are purchased.); or pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost) and then only to secure borrowings permitted above (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances. For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.);

(8) lend any funds or other assets, except that a Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, and
     (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Trustees of the Trust (This restriction is not applicable to the Global Bond Fund II, but see non-fundamental restriction "G".);

(9) (a) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

     (b) for the Global Bond Fund II, underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws; or

(10) (a) for the Total Return III, High Yield, and StocksPLUS Funds: maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in the Prospectuses and in this Statement of Additional Information for transactions in options, futures, options on futures, and transactions arising under swap agreements or other derivative instruments;

     (b) for the Money Market, Short-Term, Low Duration, Low Duration II, Low Duration III, Low Duration Mortgage, Moderate Duration, Total Return, Total Return II, Total Return Mortgage, Commercial Mortgage Securities, Long-Term U.S. Government, Long Duration, Global Bond, Foreign Bond, International, Emerging Markets Bond, Emerging Markets Bond II, Strategic Balanced and StocksPLUS Short Strategy Funds: maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Prospectuses and in this Statement of Additional Information.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

     Each Fund is also subject to the following non-fundamental restrictions and policies (which may be changed without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated, a Fund may not:

(A) (a) invest more than 15% of the net assets of a Fund (10% in the case of the PIMCO Money Market Fund) (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), certain options traded over the counter that a Fund has purchased, securities or other liquid assets being used to cover such options a Fund has written, securities for which market quotations are not readily available, or other securities which legally or in the Adviser's opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees);

     (b) for the Global Bond Fund II, invest in (a) securities which at the time of such investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws, (c) repurchase agreements maturing in more than seven days (d) OTC options (to the extent described below), and (e) IO/PO stripped mortgage-backed securities (as defined in the Prospectuses) if, as a result, more than 15% of the Fund's net assets, taken at current value, would then be invested in securities described in (a), (b), (c), (d) and (e) above (For the purpose of this restriction securities subject to a 7-day put option or convertible into readily saleable securities or commodities are not included with subsections (a) or (b).); or purchase securities the disposition of which is restricted under the federal securities laws (excluding for purposes of this restriction securities offered and sold pursuant to Rule 144A of the Securities Act of 1933 and Section 4(2) commercial paper) if, as a result, such investments would exceed 10% of the value of the net assets of the Fund;

(B) (a) for the PIMCO Money Market, Short-Term, Low Duration, Low Duration II, Low Duration III, Moderate Duration, Total Return, Total Return II, Commercial Mortgage Securities, Long-Term U.S. Government, Long Duration, Municipal Bond, Global Bond, Foreign Bond, Strategic Balanced and StocksPLUS Short Strategy Funds: purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions;

     (b) for the Global Bond Fund II, purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.);

(C) invest more than 5% (10% in the case of the PIMCO Low Duration Mortgage and Total Return Mortgage Funds) of the assets of a Fund (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities (This restriction is not applicable to the Global Bond Fund II, but see fundamental investment restriction 7(b).);

(D) borrow money (excluding uncovered dollar rolls, reverse repurchase agreements, sale-buybacks, and economically similar transactions, which are subject to the Fund's fundamental borrowing restriction), except for temporary administrative purposes (This restriction is not applicable to the Global Bond Fund II, but see fundamental investment restriction 7(b).);

(E) for the Global Bond Fund II, make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short;

(F) for the Global Bond Fund II, purchase or sell commodities or commodity contracts except that the Fund may purchase and sell financial futures contracts and related options;

(G) for the Global Bond Fund II, make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities with respect to not more than 25% of its total assets;

(H) for the Global Bond Fund II, write (sell) or purchase options except that the Fund may (a) write covered call options or covered put options on securities that it is eligible to purchase (and on stock indices) and enter into closing purchase transactions with respect to such options, and (b) in combination therewith, or separately, purchase put and call options on securities it is eligible to purchase; provided that the premiums paid by the Fund on all outstanding options it has purchased do not exceed 5% of its total assets (The Fund may enter into closing sale transactions with respect to options it has purchased.);

     In addition, the Trust has adopted a non-fundamental policy pursuant to which each Fund that may invest in securities denominated in foreign currencies, except the PIMCO Global Bond, Emerging Markets Bond and Emerging Markets Bond II Funds, will hedge at least 75% of its exposure to foreign currency using the techniques described in the Prospectuses. There can be no assurance that currency hedging techniques will be successful.

     Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Notwithstanding the provisions of fundamental investment restriction (7)(a) above, a Fund may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund (except the PIMCO Global Bond Fund II), such excess shall be subject to the 300% asset coverage requirement of that restriction.

     To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

     The staff of the SEC has taken the position that purchased over-the-counter ("OTC") options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Funds have adopted an investment policy pursuant to which a Fund will not purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy is not a fundamental policy of the

Funds and may be amended by the Trustees without the approval of shareholders. However, the Funds will not change or modify this policy prior to the change or modification by the SEC staff of its position.

     Unless otherwise indicated, all limitations applicable to Fund investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund's investment portfolio, resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an investment until the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

NON-FUNDAMENTAL OPERATING POLICIES RELATING TO THE SALE OF SHARES OF PIMCO TOTAL RETURN FUND IN JAPAN

     In connection with an offering of Administrative Class shares of the PIMCO Total Return Fund in Japan, the Trust has adopted the following non-fundamental operating policies (which may be changed without shareholder approval) with respect to the PIMCO Total Return Fund. These non-fundamental policies will remain in effect only so long as (i) they are required in accordance with standards of the Japanese Securities Dealers Association and (ii) shares of the PIMCO Total Return Fund are being offered in Japan.

(1) The Trust will not sell shares of the PIMCO Total Return Fund in Japan except through PIMCO Funds Distributors LLC.

(2) The Trust will not sell shares of the PIMCO Total Return Fund in Japan with any special services, such as life insurance and pension, and/or any commodities.

(3) The Trust has appointed, and will maintain the appointment of, a bank or trust company as the place for safe-keeping of its assets in connection with the PIMCO Total Return Fund.

(4) The Tokyo District Court shall have the jurisdiction over any and all litigation related to transactions in any class of shares of the PIMCO Total Return Fund acquired by Japanese investors as required by Section 5(2) of the Standards of Foreign Investment Fund Securities of the Japan Securities Dealers Association.

(5) The assets of the PIMCO Total Return Fund may not be used to underwrite securities issued by other persons.

(6) The PIMCO Total Return Fund may not make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

(7) The PIMCO Total Return Fund may not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, except for extraordinary or emergency purposes, such as in the case of a merger, amalgamation or the like.

(8) The PIMCO Total Return Fund may not invest in voting securities of any issuer if, immediately after such investment, more than 10% of the total assets of the Fund (taken at current value) would be invested in such securities of such issuer.


(9) The PIMCO Total Return Fund may not acquire more than 10% of the outstanding voting securities of any issuer; and may not acquire more than 15% of the outstanding voting securities of any issuer, if aggregated with the portion of holding in such securities by any and all other mutual funds managed by PIMCO.


(10) The PIMCO Total Return Fund may not invest more than 10% of its total assets in the securities of any other investment funds or companies, except as they may be acquired temporarily as part of a merger, consolidation or acquisition of assets.


(11) The PIMCO Total Return Fund may not invest more than 10% of its total assets in voting securities privately placed, mortgage securities or unlisted voting securities which cannot be readily disposed of. This restriction shall not be applicable to securities determined by PIMCO to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable.


(12) The PIMCO Total Return Fund many not grant any rights or privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.


(13) None of the portfolio securities of the PIMCO Total Return Fund may be purchased from or sold or loaned to any Trustee of the Trust, PIMCO, acting as investment adviser of the Trust, or any affiliate thereof or any of their directors, officers or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of PIMCO, on his own account whether in his own or other name (as well as a nominee's name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or
     (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).


     All percentage limitations on investments described in the restrictions relating to the sale of shares in Japan will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. If any violation of the foregoing investment restrictions occurs, the Trust will, promptly after discovery of the violations, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Trust and the only remedy in respect of the violation.

                            MANAGEMENT OF THE TRUST


TRUSTEES AND OFFICERS


     The Trustees and Executive Officers of the Trust, their business address and principal occupations during the past five years are as follows (unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660):


                                     POSITION WITH                             PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                  THE TRUST                              DURING THE PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
Brent R. Harris*                     Chairman of the  Board and      Managing Director, PIMCO; Board of Governors,
Age 39                               Trustee                         Investment Company Institute; Director,
                                                                     Harris Holdings; Director, Harris Oil
                                                                     Company; Chairman and Director, PIMCO
                                                                     Commercial Mortgage Securities Trust, Inc.;
                                                                     Chairman and Trustee, PIMCO Variable
                                                                     Insurance Trust.

R. Wesley Burns*                     President and Trustee           Executive Vice President, PIMCO; President
Age 39                                                               and Director, PIMCO Commercial Mortgage
                                                                     Securities Trust, Inc.; President and
                                                                     Trustee, PIMCO Variable Insurance Trust;
                                                                     Executive Vice President, PIMCO Funds:
                                                                     Multi-Manager Series. Formerly Vice
                                                                     President, PIMCO.

Guilford C. Babcock                  Trustee                         Associate Professor of Finance, University of
1575 Circle Drive                                                    Southern California; Director, PIMCO
San Marino, California                                               Commercial Mortgage Securities Trust, Inc.;
91108                                                                Trustee, PIMCO Variable Insurance Trust;
Age 67                                                               Director, Growth Fund of America and
                                                                     Fundamental Investors Fund of the Capital
                                                                     Group; Director, Good Hope Medical Foundation.

Vern O. Curtis                       Trustee                         Private Investor; Director, PIMCO Commercial
14158 N.W. Bronson Creek Drive                                       Mortgage Securities Trust, Inc.; Trustee,
Portland, Oregon                                                     PIMCO Variable Insurance Trust; Director,
97229                                                                American Office Park Properties, Inc., a Real
Age 64                                                               Estate Investment Trust; Director, Fresh
                                                                     Choice, Inc.  Formerly charitable work, The
                                                                     Church of Jesus Christ of Latter Day Saints.

                                     POSITION WITH                             PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                  THE TRUST                              DURING THE PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
Thomas P. Kemp                       Trustee                         Private Investor; Director, PIMCO Commercial
1141 Marine Drive                                                    Mortgage Securities Trust, Inc.; Trustee,
Laguna Beach, California                                             PIMCO Variable Insurance Trust. Formerly
92651                                                                Co-Chairman, U.S. Committee to Assist Russian
Age 68                                                               Reform; Director, Union Financial Corp.;
                                                                     Senior Consultant, World Cup 1994 Organizing
                                                                     Committee.

William J. Popejoy                   Trustee                         Director, PacPro (formerly Western Printing);
29 Chatham Court                                                     Director, PIMCO Commercial Mortgage
Newport Beach, California                                            Securities Trust, Inc.; Trustee, PIMCO
92660                                                                Variable Insurance Trust. Formerly Director,
Age 60                                                               California State Lottery; Chief Executive
                                                                     Officer, Orange County, California.

William H. Gross                     Senior Vice President           Managing Director, PIMCO; Senior Vice
Age 54                                                               President, PIMCO Variable Insurance Trust.

Margaret Isberg                      Senior Vice President           Executive Vice President, PIMCO.
Age 42

Leland T. Scholey                    Senior Vice President           Senior Vice President, PIMCO.  Formerly Vice
Age 46                                                               President, PIMCO.

Michael G. Dow                       Vice President                  Account Manager, PIMCO.  Formerly Fixed
Age 35                                                               Income Specialist, Salomon Brothers, Inc.;
                                                                     Vice President Operations, Citibank NA Global
                                                                     Consumer Banking Group.

U. Teri Frisch                       Vice President                  Account Manager, PIMCO.
Age 45

Raymond C. Hayes                     Vice President                  Account Manager, PIMCO.  Formerly Marketing
Age 53                                                               Director, Pacific Financial Asset Management
                                                                     Corporation.

Thomas J. Kelleher, III              Vice President                  Vice President, PIMCO.  Previously associated
Age 48                                                               with Delaware, Mellon and Girard Trusts.

Andre Mallegol                       Vice President                  Vice President, PIMCO.  Formerly associated
Age 32                                                               with Fidelity Investments Institutional
                                                                     Services Company.

Dean S. Meiling                      Vice President                  Managing Director, PIMCO.
Age 50

                                     POSITION WITH                             PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                  THE TRUST                              DURING THE PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
James F. Muzzy                       Vice President                  Managing Director, PIMCO; Senior Vice
Age 59                                                               President, PIMCO Variable Insurance Trust.

Douglas J. Ongaro                    Vice President                  Account Manager, PIMCO.  Formerly Regional
Age 37                                                               Marketing Manager, Charles Schwab & Co., Inc.

David J. Pittman                     Vice President                  Vice President, PIMCO.  Formerly a senior
Age 50                                                               executive with Bank of America, the Northern
                                                                     Trust Co. and NationsBank.

Mark A. Romano                       Vice President                  Account Manager, PIMCO.  Previously
Age 40                                                               associated with Wells Fargo's institutional
                                                                     money management group and First Interstate's
                                                                     Pacifica family of mutual funds.

Jeffrey M. Sargent                   Vice President                  Vice President and Manager of Investment
Age 35                                                               Operations Shareholder Services, PIMCO; Vice
                                                                     President, PIMCO Commercial Mortgage
                                                                     Securities Trust, Inc., PIMCO Funds:
                                                                     Multi-Manager Series and PIMCO Variable
                                                                     Insurance Trust.

William S. Thompson, Jr.             Vice President                  Chief Executive Officer and Managing
Age 53                                                               Director, PIMCO; Senior Vice President, PIMCO
                                                                     Variable Insurance Trust. Formerly Managing
                                                                     Director, Salomon Brothers, Inc.

Kristen M. Wilsey                    Vice President                  Senior Vice President, PIMCO.  Formerly Vice
Age 38                                                               President, Account Manager, PIMCO.

John P. Hardaway                     Treasurer                       Vice President and Manager of Investment
Age 41                                                               Operations Accounting, PIMCO; Treasurer,
                                                                     PIMCO Commercial Mortgage Securities Trust,
                                                                     Inc., PIMCO Funds: Multi-Manager Series and
                                                                     PIMCO Variable Insurance Trust.

                                     POSITION WITH                             PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                  THE TRUST                              DURING THE PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
Garlin G. Flynn                      Secretary                       Specialist, PIMCO; Secretary, PIMCO
Age 52                                                               Commercial Mortgage Securities Trust, Inc.
                                                                     and PIMCO Variable Insurance Trust; Assistant
                                                                     Secretary, PIMCO Funds: Multi-Manager Series.
                                                                     Formerly Senior Fund Administrator, PIMCO;
                                                                     Senior Mutual Fund Analyst, PIMCO Advisors
                                                                     Institutional Services.

Joseph D. Hattesohl                  Assistant Treasurer             Vice President and Manager of Fund Taxation,
Age 34                                                               PIMCO; Assistant Treasurer, PIMCO Funds:
                                                                     Multi-Manager Series, PIMCO Commercial
                                                                     Mortgage Securities Trust, Inc. and PIMCO
                                                                     Variable Insurance Trust.  Formerly Director
                                                                     of Financial Reporting, Carl I. Brown & Co.;
                                                                     Tax Manager, Price Waterhouse LLP.

Michael J. Willemsen                 Assistant Secretary             Manager, PIMCO; Assistant Secretary, PIMCO
Age 38                                                               Commercial Mortgage Securities Trust, Inc.
                                                                     and PIMCO Variable Insurance Trust.  Formerly
                                                                     Project Lead, PIMCO.

___________________
     *Each of Mr. Harris and Mr. Burns is an "interested person" of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

COMPENSATION TABLE


     The following table sets forth information regarding compensation received by the Trustees for the fiscal year ended March 31, 1998.

                               AGGREGATE      TOTAL COMPENSATION FROM
                             COMPENSATION     TRUST AND FUND COMPLEX
     NAME AND POSITION       FROM TRUST/1/      PAID TO TRUSTEES/2/
     -----------------      ---------------   -----------------------
     Guilford C. Babcock          $57,500                  $70,500
     Trustee

     Vern O. Curtis               $60,090                  $74,123
     Trustee

     Thomas P. Kemp               $57,500                  $70,500
     Trustee

     William J. Popejoy           $57,500                  $70,500
     Trustee

____________________

/1/ Each Trustee, other than those affiliated with the Adviser or its affiliates, receives an annual retainer of $45,000 plus $3,000 for each Board of Trustees meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, a

     Trustee serving as a Committee Chair, other than those affiliated with the Adviser or its affiliates, receives an additional annual retainer of $1,500. For the fiscal year ended March 31, 1998, the unaffiliated Trustees as a group received compensation in the amount of $232,590.

/2/ Each Trustee also serves as a Director of PIMCO Commercial Mortgage Securities Trust, Inc., a registered closed-end management investment company, and as a Trustee of PIMCO Variable Insurance Trust, a registered open-end management investment company. For their services to PIMCO Commerical Mortgage Securities Trust, Inc., the Directors listed above received an annual retainer of $6,000 plus $1,000 for each Board of Directors meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, a Director serving as a Committee Chair, other than those affiliated with the Adviser or its affiliates, receives an additional annual retainer of $500. For the one year period ended March 31, 1998, the unaffiliated Directors as a group received compensation in the amount of $42,790.

     The Trustees listed above, for their services as Trustees of PIMCO Variable Insurance Trust, receive an annual retainer of $4,000 plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, a Trustee serving as a Committee Chair, other than those affiliated with the Adviser or it affiliates, receives an additional annual retainer of $500. For the one year period ended March 31, 1998, the unaffiliated Trustees as a group received compensation in the amount of $10,243.

INVESTMENT ADVISER

     PIMCO serves as investment adviser to the Funds pursuant to an investment advisory contract ("Advisory Contract") between PIMCO and the Trust. PIMCO is a subsidiary partnership of PIMCO Advisors. The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of PIMCO. PIMCO Partners, G.P. is the sole general partner of PAH.

     PIMCO is responsible for making investment decisions and placing orders for the purchase and sale of the Trust's investments directly with the issuers or with brokers or dealers selected by it in its discretion. See "Portfolio Transactions." PIMCO also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of each Fund.

     Under the terms of the Advisory Contract, PIMCO is obligated to manage the Funds in accordance with applicable laws and regulations. The investment advisory services of PIMCO to the Trust are not exclusive under the terms of the Advisory Contract. PIMCO is free to, and does, render investment advisory services to others. The current Advisory Contract was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties ("Independent Trustees"), at a meeting held on November 22, 1994, as supplemented at meetings held on October 1, 1995, November 21, 1995, February 27, 1996, November 19, 1996, January 14, 1997, May 27, 1997, February 24, 1998, and August 25, 1998,
and was last approved by the Trustees on August 25, 1998 and by shareholders of all then-operational Funds on October 17, 1994.

     The Advisory Contract will continue in effect on a yearly basis provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees and (ii) by a majority of the Independent Trustees. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by the Adviser, on 60 days' written notice by either party to the contract and will terminate automatically if assigned.

     The Adviser currently receives a monthly investment advisory fee from each Fund at an annual rate based on average daily net assets of the Funds as follows:


                                                            ADVISORY
FUND                                                        FEE RATE
----                                                        --------
Money Market Fund..........................................   0.15%
Commercial Mortgage Securities, Strategic Balanced,
 StocksPLUS, and StocksPLUS Short Strategy Funds...........   0.40%
Emerging Markets Bond and Emerging Markets Bond II Funds...   0.45%
All other Funds............................................   0.25%

     For the fiscal years ended March 31, 1998, 1997, and 1996, the aggregate amount of the advisory fees paid by each operational Fund was as follows:

                                  YEAR ENDED   YEAR ENDED   YEAR ENDED
FUND                                3/31/98      3/31/97      3/31/96
----                                -------      -------      -------
Money Market Fund*                $   205,384  $    67,626  $    10,118
Short-Term Fund                       487,226      311,485      249,319
Low Duration Fund                   7,416,427    6,877,132    6,267,607
Low Duration Fund II                  869,853      685,047      575,730
Low Duration Fund III                  32,700        6,114          N/A
Low Duration Mortgage Fund              5,914          N/A          N/A
Moderate Duration Fund                294,466        6,525          N/A
Real Return Bond Fund                  18,838        2,453          N/A
Total Return Fund                  38,327,843   29,232,090   22,775,075
Total Return Fund II*               1,145,766    1,171,011      486,935
Total Return Fund III                 701,110      423,216      327,029
Total Return Mortgage Fund              5,679          N/A          N/A
High Yield Fund                     3,670,999    1,983,580    1,186,819
Long-Term U.S. Government Fund        117,242       64,058      101,042
Global Bond Fund                      642,260      423,547      264,783
Global Bond Fund II**                  50,123       41,683          N/A
Foreign Bond Fund                     811,698      541,283      640,157
International Bond Fund             2,045,487    2,810,494    4,937,820
Emerging Markets Bond Fund             11,365          N/A          N/A
Strategic Balanced Fund               117,547       31,660          N/A
StocksPLUS Fund                     1,919,328      779,413      324,388

--------------------
     *The PIMCO Money Market Fund, for the fiscal year ended October 31, 1995, paid aggregate advisory fees in the amount of $14,500. The PIMCO Total Return Fund II, for the fiscal year ended October 31, 1995, paid aggregate advisory fees in the amount of $1,009,081. See "The Reorganization of the PIMCO Money Market and Total Return II Funds" for additional information.

     **The PIMCO Global Bond Fund II, for the fiscal year ended September 30, 1996, paid aggregate management fees in the amount of $54,325, pursuant to a management contract between PIMCO Advisors Funds and PIMCO Advisors, under which PIMCO Advisors provided or procured investment advisory services for the Fund. See "The Reorganization of the PIMCO Global Bond Fund II" for additional information.

     In connection with the former expense limitation provision, which was terminated October 1, 1995, the Adviser reimbursed advisory fees for the fiscal years ended March 31, 1998, 1997, and 1996, in the following amounts:

                                  YEAR ENDED  YEAR ENDED  YEAR ENDED
FUND                                3/31/98    3/31/97      3/31/96
----                                -------    -------      -------
Short-Term Fund                     $     0    $      0    $ 10,244
Low Duration Fund II                      0           0           0
Total Return Fund III                     0           0       1,775
High Yield Fund                           0           0           0
Long-Term U.S. Government Fund            0           0      13,554
Global Bond Fund                          0           0     (17,114)
StocksPLUS Fund                           0           0      26,176

FUND ADMINISTRATOR

     PIMCO also serves as Administrator to the Funds pursuant to an administration agreement (the "Administration Agreement") with the Trust. PIMCO provides the Funds with certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other Fund service providers. PIMCO may in turn use the facilities or assistance of its affiliates to provide certain services under the Administration Agreement, on terms agreed between PIMCO and such affiliates. The administrative services provided by PIMCO include but are not limited to: (1) shareholder servicing functions, including preparation of shareholder reports and communications, (2) regulatory compliance, such as reports and filings with the SEC and state securities commissions, and (3) general supervision of the operations of the Funds, including coordination of the services performed by the Funds' transfer agent, custodian, legal counsel, independent accountants, and others. PIMCO (or an affiliate of PIMCO) also furnishes the Funds with office space facilities required for conducting the business of the Funds, and pays the compensation of those officers, employees and Trustees of the Trust affiliated with PIMCO. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders. PIMCO has contractually agreed to provide these services, and to bear these expenses, at the following rates for each Fund (each expressed as a percentage of the Fund's average daily net assets attributable to its classes of shares on an annual basis):

                                                                ADMINISTRATIVE FEE RATE
                                                                -----------------------
                                      INSTITUTIONAL AND                 CLASS A,
FUND                                  ADMINISTRATIVE CLASS              B AND C             CLASS D*
----                                  --------------------              --------            --------
Money Market                                  0.20%                      0.35%               0.45%
Short-Term Fund                               0.20%                      0.35%               0.50%
Low Duration and Total Return
    Funds                                     0.18%                      0.40%               0.50%
Moderate Duration Fund                        0.20%                      0.40%               0.65%
Municipal Bond Fund                           0.25%                      0.35%               0.60%
Global Bond and Global Bond II
    Funds                                     0.30%                      0.45%               0.70%
Foreign Bond and International
    Bond Funds                                0.25%                      0.45%               0.70%
Emerging Markets Bond and Emerging
    Markets Bond II Funds                     0.40%                      0.55%               0.80%
All other Funds                               0.25%                      0.40%               0.65%

__________________
* As described below, the Administration Agreement includes a plan adopted under Rule 12b-1 which provides for the payment of up to .25% of the Class D Administrative Fee rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

     Except for the expenses paid by PIMCO, the Trust bears all costs of its operations. The Funds are responsible for: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares ("Class-specific expenses").

     Class-specific expenses include distribution and service fees payable with respect to different classes of shares and administrative fees as described above, and may include certain other expenses as permitted by the Trust's Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act and subject to review and approval by the Trustees.

     The Administration Agreement may be terminated by the Trustees, or by a vote of a majority of the outstanding voting securities of the Trust, Fund, or Class as applicable, at any time on 60 days' written notice. Following the expiration of the one-year period commencing with the effectiveness of the Administration Agreement, it may be terminated by PIMCO, also on 60 days' written notice.

     The Administration Agreement is subject to annual approval by the Board, including a majority of the Trust's Independent Trustees (as that term is defined in the 1940 Act). The current Administration Agreement was approved by the Board of Trustees, including all of the Independent Trustees at a meeting held on February 24, 1998, as supplemented on August 25, 1998. In approving the Administration Agreement, the Trustees determined that: (1) the Administration Agreement is in the best interests of the Funds and their shareholders; (2) the services to be performed under the Agreement are services required for the operation of the Funds; (3) PIMCO is able to provide, or to procure, services for the Funds which are at least equal in nature and quality to services that could be provided by others; and (4) the fees to be charged pursuant to the Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

     Under the Administration Agreement, the Administrator or an affiliate may pay financial service firms a portion of the Class D administration fees in return for the firms' services (normally not to exceed an annual rate of .35% of a Fund's average daily net assets attributable to Class D shares purchase through such firms). The Administration Agreement includes a plan specific to Class D shares that has been adopted in conformity with the requirements set forth under Rule 12b-1 of the 1940 Act to allow for payment of up to .25% per annum of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution and marketing of Class D shares and/or the provision of shareholder services. See "Distribution of Trust Shares - Plan for Class D Shares."

     For the fiscal years ended March 31, 1998, 1997, and 1996, the aggregate amount of the administration fees paid by each operational Fund was as follows (Class D shares were not offered during the periods listed):

                                  YEAR ENDED   YEAR ENDED   YEAR ENDED
FUND                                3/31/98      3/31/97      3/31/96
----                                -------      -------      -------
Money Market Fund*                $   423,936  $   117,570  $    13,462
Short-Term Fund                       410,894      249,655      137,477
Low Duration Fund                   5,665,996    5,005,045    3,520,078
Low Duration Fund II                  869,853      685,047      391,248
Low Duration Fund III                  32,700        6,114          N/A
Low Duration Mortgage Fund              5,914          N/A          N/A
Moderate Duration Fund                235,572        5,220          N/A
Real Return Bond Fund                  21,841        2,503          N/A
Total Return Fund                  29,219,721   21,266,359   13,084,413
Total Return Fund II*               1,145,766    1,171,011      486,935
Total Return Fund III                 701,110      423,216      217,584
Total Return Mortgage Fund              5,679          N/A          N/A
High Yield Fund                     4,258,485    2,071,177      842,032
Long-Term U.S. Government Fund        130,444       64,374       65,155
Global Bond Fund                      770,719      508,256      208,234
Global Bond Fund II**                  87,617       14,646          N/A
Foreign Bond Fund                     849,691      540,519      428,175
International Bond Fund             2,045,487    2,810,494    3,800,674
Emerging Markets Bond Fund             10,526          N/A          N/A
Strategic Balanced Fund                73,467       19,788          N/A
StocksPLUS Fund                     1,392,509      491,519      149,888

--------------------
     *The PIMCO Money Market Fund, for the fiscal year ended October 31, 1995, paid aggregate administration fees in the amount of $24,166. The PIMCO Total Return Fund II, for the fiscal year ended October 31, 1995, paid aggregate administration fees in the amount of $1,009,081. See "The Reorganization of the PIMCO Money Market and Total Return II Funds" for additional information.

     **The PIMCO Global Bond Fund II, for the fiscal year ended September 30, 1996, paid aggregate management fees in the amount of $54,325, pursuant to a management contract between PIMCO Advisors Funds and PIMCO Advisors, under which PIMCO Advisors provided or procured administrative services for the Fund. See "The Reorganization of the PIMCO Global Bond Fund II" for additional information.

     In connection with the former expense limitation provision which was terminated October 1, 1995, the Administrator reimbursed administration fees for the fiscal years ended March 31, 1998, 1997, and 1996, in the following amounts:

                                  YEAR ENDED  YEAR ENDED  YEAR ENDED
FUND                                3/31/98     3/31/97     3/31/96
----                                -------     -------     -------
Short-Term Fund                     $     0     $     0     $ 2,923
Low Duration Fund II                      0           0           0
Total Return Fund III                     0           0         507
High Yield Fund                           0           0           0
Long-Term U.S. Government Fund            0           0       3,867
Global Bond Fund                          0           0      (4,884)
StocksPLUS Fund                           0           0       7,469

                         DISTRIBUTION OF TRUST SHARES

DISTRIBUTOR AND MULTI-CLASS PLAN

     PIMCO Funds Distributors LLC (the "Distributor") serves as the distributor of each class of the Trust's shares pursuant to a distribution contract ("Distribution Contract") with the Trust which is subject to annual approval by the Board. The Distributor is a wholly owned subsidiary of PIMCO Advisors. The Distribution Contract is terminable with respect to a Fund or class without penalty, at any time, by the Fund or class by not more than 60 days' nor less than 30 days' written notice to the Distributor, or by the Distributor upon not more than 60 days' nor less than 30 days' written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.

     The Distribution Contract will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940
Act) and who have no direct or indirect financial interest in the Distribution Contract, the Administration Agreement or the Distribution and/or Servicing Plans described below; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Funds or classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

     The Trust offers six classes of shares: Class A, Class B, Class C, Class D, the Institutional Class and the Administrative Class.

     Class A, Class B and Class C shares of the Trust are offered through firms ("participating brokers") which are members of the National Association of Securities Dealers, Inc. ("NASD"), and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers for the Distributor ("introducing brokers").

     Class D shares are generally offered to clients of financial service firms, such as broker-dealers or registered investment advisors, with which the Distributor has an agreement for the use of PIMCO Funds: Pacific Investment Management Series in particular investment products, programs or accounts for which a fee may be charged.

     Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net individuals. (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customer's investment in the Funds.) Administrative Class shares are offered primarily through employee benefit plans alliances, broker-dealers, and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to Administrative Class shareholders.

     The Trust has adopted an Amended and Restated Multi-Class Plan ("Multi-Class Plan") pursuant to Rule 18f-3 under the 1940 Act. Under the Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation;
(b) each class of shares bears any class-specific expenses allocated to it; and
(c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

CONTINGENT DEFERRED SALES CHARGE AND INITIAL SALES CHARGE

     As described in the Class A, B and C Prospectus under the caption "How to Redeem," a contingent deferred sales charge is imposed upon certain redemptions of the Class A, Class B and Class C shares. No contingent deferred sales charge is currently imposed upon redemptions of Class D, Institutional Class or Administrative Class shares. Because contingent deferred sales charges are calculated on a Fund-by-Fund basis, shareholders should consider whether to exchange shares of one Fund for shares of another Fund prior to redeeming an investment if such an exchange would reduce the contingent deferred sales charge applicable to such redemptions.

     During the fiscal years ended March 31, 1998 and March 31, 1997, the Distributor received the following aggregate amounts in contingent deferred sales charges on Class A shares, Class B shares and Class C shares of the Funds:

     Class                 Year Ended 3/31/98        Year Ended 3/31/97
     -----                --------------------       ------------------
     Class A                     $ 37,724                  $   670
     Class B                     $694,715                  $85,380
     Class C                     $246,969                  $44,409

     For the fiscal year ended September 30, 1996, the Distributor received $0, $1,946 and $2,704 in contingent deferred sales charges on Class A, Class B and Class C shares, respectively, of the Global Bond Fund II while the Fund was a series of PIMCO Advisors Funds ("PAF"). See "The Reorganization of the PIMCO Global Bond Fund II."

     In certain cases described in the Class A, B and C Prospectus, the contingent deferred sales charge is waived on redemptions of Class A, Class B or Class C shares for certain classes of individuals or entities on account of (i) the fact that the Trust's sales-related expenses are lower for certain of such classes than for classes for which the contingent deferred sales charge is not waived, (ii) waiver of the contingent deferred sales charge with respect to certain of such classes is consistent with certain Internal Revenue Code policies concerning the favored tax treatment of accumulations, and (iii) with respect to certain of such classes, considerations of fairness, and competitive and administrative factors.

     As described in the Class A, B and C Prospectus under the caption "Alternative Purchase Arrangements -- Class A," Class A shares of the Trust (except with respect to the Money Market Fund) are sold pursuant to an initial sales charge, which declines as the amount of purchase reaches certain defined levels. For the fiscal years ended March 31, 1998 and March 31, 1997, the Distributor received an aggregate of $2,598,104 and 389,133, respectively, and retained $186,443 and $45,871, respectively, in initial sales charges paid by Class A shareholders of the Trust.

     For the fiscal year ended September 30, 1996, the Distributor received $48,106, and retained $9,896, in initial sales charges paid by shareholders of the Class A shares of the Global Bond Fund II while the Fund was a series of PAF.

DISTRIBUTION AND SERVICING PLANS FOR CLASS A, CLASS B AND CLASS C SHARES

     As stated in the text of the Class A, B and C Prospectus under the caption "Distributor and Distribution and Servicing Plans," Class A, Class B and Class C shares of the Trust are continuously offered through participating brokers which are members of the NASD and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers.

     Pursuant to separate Distribution and Servicing Plans for Class A, Class B and Class C shares (the "Retail Plans"), as described in the Class A, B and C Prospectus, in connection with the distribution of Class B and Class C shares of the Trust, the Distributor receives certain distribution fees from the Trust, and in connection with personal services rendered to Class A, Class B and Class C shareholders of the Trust and the maintenance of shareholder accounts, the Distributor receives certain servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth in the Class A, B and C Prospectus, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B and Class C shares as to which no distribution and servicing fees were paid on account of such limitations. As described in the Class A, B and C Prospectus, the Distributor pays (i) all or a portion of the distribution fees it receives from the Trust to participating and introducing brokers, and
(ii) all or a portion of the servicing fees it receives from the Trust to participating and introducing brokers, certain banks and other financial intermediaries.

     Each Retail Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract ("Disinterested Trustees") or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Retail Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the Disinterested Trustees cast in person at a meeting called for the purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such Disinterested Trustees.

     The Retail Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Disinterested Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

     The Retail Plans went into effect for the Funds in January 1997. If a Retail Plan is terminated (or not renewed) with respect to one or more Funds, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

     The Trustees believe that the Retail Plans will provide benefits to the Trust. The Trustees believe that the Retail Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Retail Plans or under alternative distribution schemes. Although the Funds' expenses are essentially fixed, the Trustees believe that the effect of the Retail Plans on sales and/or redemptions may benefit the Trust by reducing Fund expense ratios and/or by affording greater flexibility to Portfolio Managers. From time to time, expenses of the Distributor incurred in connection with the sale of Class B and Class C shares of the Funds, and in connection with the servicing of Class B and Class C shareholders of the Funds and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to Class B and Class C shares.

PAYMENTS PURSUANT TO CLASS A PLAN

     For the fiscal year ended March 31, 1998, the Trust paid the Distributor an aggregate of $1,180,030 pursuant to the Distribution and Servicing Plan for Class A shares, of which the indicated amounts were attributable to the following Funds:

                                             Year Ended
Fund                                           3/31/98
----                                           -------
Money Market Fund                              $ 38,216
Short-Term Fund                                  23,033
Low Duration Fund                               192,859
Real Return Fund                                  1,143
Total Return Fund                               679,157
High Yield Fund                                 121,858
Long-Term U.S. Government Fund                    8,199
Global Bond Fund II                              20,868
Foreign Bond Fund                                10,245
Emerging Markets Bond Fund                          316
StocksPLUS Fund                                  84,136

     During the fiscal year ended March 31, 1998, the amounts collected pursuant to the Distribution and Servicing Plan for Class A shares were used as follows: sales commissions and other compensation to sales personnel, $885,023; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $295,007. These totals, if allocated among (i) compensation and (ii) sales materials and other expenses for each Fund, were as follows:

                                                Sales Material
                                                  and Other
Fund                              Compensation     Expenses      Total
----                              ------------     --------      -----
Money Market Fund                     $ 28,662        $  9,554  $ 38,216
Short-Term Fund                         17,275           5,758    23,033
Low Duration Fund                      144,644          48,215   192,859
Real Return Bond Fund                      857             286     1,143
Total Return Fund                      509,368         169,789   679,157
High Yield Fund                         91,394          30,465   121,858
Long-Term U.S. Government Fund           6,149           2,050     8,199
Global Bond Fund II                     15,651           5,217    20,868
Foreign Bond Fund                        7,684           2,561    10,245
Emerging Markets Bond Fund                 237              79       316
StocksPLUS Fund                         63,102          21,034    84,136

PAYMENTS PURSUANT TO CLASS B PLAN

     For the fiscal year ended March 31, 1998, the Trust paid the Distributor an aggregate of $2,879,743 pursuant to the Distribution and Servicing Plan for Class B shares, of which the indicated amounts were attributable to the following Funds:

                                             Year Ended
Fund                                           3/31/98
----                                           -------
Money Market Fund                            $   27,747
Short-Term Fund                                   7,508
Low Duration Fund                                95,153
Real Return Fund                                  5,280
Total Return Fund                             1,153,121
High Yield Fund                               1,013,423
Long-Term U.S. Government Fund                   28,337
Global Bond Fund II                              42,965
Foreign Bond Fund                                58,084
Emerging Markets Bond Fund                          928
StocksPLUS Fund                                 447,197

     During the fiscal year ended March 31, 1998, the amounts collected pursuant to the Distribution and Servicing Plan for Class B shares were used as follows: sales commissions and other compensation to sales personnel, $2,159,807; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $719,936. These totals, if allocated among (i) compensation and (ii) sales materials and other expenses for each Fund, were as follows:

                                                Sales Material
                                                  and Other
Fund                              Compensation     Expenses       Total
----                              ------------  --------------    -----
Money Market Fund                     $ 20,810        $  6,937  $   27,747
Short-Term Fund                          5,631           1,877       7,508
Low Duration Fund                       71,365          23,788      95,153
Real Return Bond Fund                    3,960           1,320       5,280
Total Return Fund                      864,841         288,280   1,153,121
High Yield Fund                        760,067         253,356   1,013,423
Long-Term U.S. Government Fund          21,253           7,084      28,337
Global Bond Fund II                     32,224          10,741      42,965
Foreign Bond Fund                       43,563          14,521      58,084
Emerging Markets Bond Fund                 696             232         928
StocksPLUS Fund                        335,398         111,799     447,197

PAYMENTS PURSUANT TO CLASS C PLAN

     For the fiscal year ended March 31, 1998, the Trust paid the Distributor an aggregate of $6,380,736 pursuant to the Distribution and Servicing Plan for Class C shares, of which the indicated amounts were attributable to the following Funds:

                                             Year Ended
Fund                                       March 31, 1998
----                                       --------------
Money Market Fund                          $    59,070
Short-Term Fund                                 22,612
Low Duration Fund                              461,997
Real Return Fund                                 4,292
Total Return Fund                            3,510,589
High Yield Fund                              1,812,394
Long-Term U.S. Government Fund                  26,880
Global Bond Fund II                             14,300
Foreign Bond Fund                               91,131
Emerging Markets Bond Fund                         635
StocksPLUS Fund                                376,836

     During the fiscal year ended March 31, 1998, the amounts collected pursuant to the Distribution and Servicing Plan for Class C shares were used as follows: sales commissions and other compensation to sales personnel, $4,785,552; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $1,595,184. These totals, if allocated among (i) compensation and (ii) sales materials and other expenses for each Fund, were as follows:

                                                   Sales Material
                                                     and Other
Fund                               Compensation       Expenses           Total
----                               ------------       --------           -----

Money Market Fund                   $   44,303        $ 14,768       $   59,070
Short-Term Fund                         16,959           5,653           22,612
Low Duration Fund                      346,498         115,499          461,997
Real Return Bond Fund                    3,219           1,073            4,292
Total Return Fund                    2,632,942         877,647        3,510,589
High Yield Fund                      1,359,296         453,099        1,812,394
Long-Term U.S. Government Fund          20,160           6,720           26,880
Global Bond Fund II                     10,725           3,575           14,300
Foreign Bond Fund                       68,348          22,783           91,131
Emerging Markets Bond Fund                 476             159              635
StocksPLUS Fund                        282,627          94,209          376,836

     From time to time, expenses of principal underwriters incurred in connection with the distribution of Class B and Class C shares of the Funds, and in connection with the servicing of Class A, Class B and Class C shareholders of the Funds and the maintenance of Class A, Class B and Class C shareholder accounts, may exceed the distribution and/or servicing fees collected by the Distributor. Class A, Class B and Class C Distribution and Servicing Plans, which are similar to the Trust's current Plans, were in effect prior to January 17, 1997 in respect of the series of PAF that was the predecessor of the Global Bond Fund II. As of March 31, 1998, such expenses were approximately $6,411,000 in excess of payments under the Class A Plan, and $17,203,000 in excess of payments under the Class B Plan. There were no excess payments under the Class C Plan.

     The allocation of such excess (on a pro rata basis) among the Funds listed below as of March 31, 1998 was as follows:

Fund                                                 Class A                  Class B                    Class C
----                                                 -------                  -------                    -------
Money Market Fund                                  $  484,847               $  108,779                      $0
Short-Term Fund                                       172,669                   44,984                       0
Low Duration Fund                                     832,750                  620,660                       0
Total Return Fund                                   3,800,154                6,575,246                       0
Real Return Fund                                        2,644                   52,809                       0
High Yield Fund                                       505,638                5,496,743                       0
Long-Term U.S. Government Fund                         43,850                  265,244                       0
Global Bond Fund II                                    48,705                  158,301                       0
Foreign Bond Fund                                      68,239                  375,002                       0
Emerging Markets Bond Fund                              2,262                   10,727                       0
StockPLUS Fund                                        449,243                3,494,504                       0

     The allocation of such excess (on a pro rata basis) among the Funds, calculated as a percentage of net assets of each Fund listed below as of March 31, 1998 was as follows:

Fund                                                     Class A               Class B         Class C
----                                                     -------               -------         -------
Money Market Fund                                          0.72%                 3.54%          0.00%
Short-Term Fund                                            0.72                  3.54           0.00
Low Duration Fund                                          0.72                  3.54           0.00
Total Return Fund                                          0.72                  3.54           0.00
Real Return Fund                                           0.72                  3.54           0.00
High Yield Fund                                            0.72                  3.54           0.00
Long-Term U.S. Government Fund                             0.72                  3.54           0.00
Global Bond Fund II                                        0.72                  3.54           0.00
Foreign Bond Fund                                          0.72                  3.54           0.00
Emerging Markets Bond Fund                                 0.72                  3.54           0.00
StockPLUS Fund                                             0.72                  3.54           0.00

DISTRIBUTION AND ADMINISTRATIVE SERVICES PLANS FOR ADMINISTRATIVE CLASS SHARES

     The Trust has adopted an Administrative Services Plan and an Administrative Distribution Plan (together, the "Administrative Plans") with respect to the Administrative Class shares of each Fund.

     Under the terms of the Administrative Distribution Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries for costs and expenses incurred in connection with the distribution and marketing of Administrative Class shares and/or the provision of certain shareholder services to its customers that invest in Administrative Class shares of the Funds. Such services may include, but are not limited to, the following: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares; and assisting investors in completing application forms and selecting dividend and other account options.

     Under the terms of the Administrative Services Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide certain administrative services for Administrative Class shareholders. Such services may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

     The same entity may be the recipient of fees under both the Administrative Class Distribution Plan and the Administrative Services Plan, but may not receive fees under both plans with respect to the same assets.

     Each Administrative Plan provides that it may not be amended to materially increase the costs which Administrative Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of the Administrative Class, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Plan Trustees"), cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

     Each Administrative Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Trustees defined above. The Administrative Class Distribution Plan further provides that it may not take effect unless approved by the vote of a majority of the outstanding voting securities of the Administrative Class.

     Each Administrative Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Trustees defined above. Each Administrative Plan provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to the Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

     Each Administrative Plan provides that expenses payable under the Plan may be carried forward for reimbursement for up to twelve months beyond the date in which the expense is incurred, subject to the limit that not more that 0.25% of the average daily net assets of Administrative Class shares may be used in any month to pay expenses under the Plan. Each Plan requires that Administrative Class shares incur no interest or carrying charges.

     Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. "Service fees," defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that some, if not all, of the fees paid pursuant to both Administrative Plans will qualify as "service fees" and therefore will not be limited by NASD rules.

PAYMENTS PURSUANT TO THE ADMINISTRATIVE PLANS

     For the fiscal year ended March 31, 1998, the Administrative Class shares of the Funds paid aggregate fees under the Administrative Plans to qualified service providers in the following amounts:


Fund                                         Service Fees           Distribution Fees          Total
----                                         ------------           -----------------          -----
Money Market Fund                              $     649                $      22              $    671
Short-Term Fund                                    8,922                    1,417                10,339
Low Duration Fund                                 60,365                   10,699                71,063
Total Return Fund                                601,234                   98,741               699,976
Total Return Fund II                              10,833                   11,898                22,730
Total Return Fund III                                305                       10                   315

Fund                                         Service Fees           Distribution Fees          Total
----                                         ------------           -----------------          -----
High Yield Fund                                 50,175                    10,733                60,908
Long-Term U.S. Government Fund                   3,764                         -                 3,764
Global Bond Fund II                              1,018                     7,934                 8,951
Foreign Bond Fund                                    -                       535                   535
StocksPLUS Fund                                  1,942                     1,051                 2,993

PLAN FOR CLASS D SHARES

     As described under "Management of the Trust- Fund Administrator," the Funds' Administration Agreement includes a plan (the "Class D Plan") adopted pursuant to Rule 12b-1 under the 1940 Act which provides for the payment of up to .25% of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

     Specifically, the Administration Agreement provides that the Administrator shall provide in respect of Class D shares (either directly or by procuring through other entities, including various financial services firms such as broker-dealers and registered investment advisors ("Service Organizations")) some or all of the following services and facilities in connection with direct purchases by shareholders or in connection with products, programs or accounts offered by such Service Organizations ("Special Class D Services"): (i) facilities for placing orders directly for the purchase of a Fund's shares and tendering a Fund's Class D shares for redemption; (ii) advertising with respect to a Fund's Class D shares; (iii) providing information about the Funds; (iv) providing facilities to answer questions from prospective investors about the Funds; (v) receiving and answering correspondence, including requests for prospectuses and statements of additional information; (vi) preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders;
(vii) assisting investors in applying to purchase Class D shares and selecting dividend and other account options; and (viii) shareholder services provided by a Service Organization that may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; performing similar account administrative services; providing such shareholder communications and recordkeeping services as may be required for any program for which the Service Organization is a sponsor that relies on Rule 3a-4 under the 1940 Act; and providing such other similar services as may reasonably be requested to the extent the Service Organization is permitted to do so under applicable statutes, rules, or regulations.

     The Administrator has entered into an agreement with the Distributor under which the distributor is compensated for providing or procuring certain of the Class D Services at the rate of .25% per annum of all assets attributable to Class D shares sold through the Distributor.

     The Trust and the Administrator understand that some or all of the Special Class D Services pursuant to the Administration Agreement may be deemed to represent services primarily intended to result in the sale of Class D shares. The Administration Agreement includes the Class D Plan to account for this possibility. The Administration Agreement provides that any portion of the fees paid thereunder in respect of Class D shares representing reimbursement for the Administrator's and the Distributor's expenditures and internally allocated expenses in respect of Class D Services of any Fund shall not exceed the rate of
 .25% per annum of the average daily net assets of such Fund attributable to Class D shares.

     In accordance with Rule 12b-1 under the 1940 Act, the Class D Plan may not be amended to increase materially the costs which Class D shareholders may bear under the Plan without approval of a majority of the outstanding Class D shares, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees ("disinterested Class D Plan Trustees") who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments. The Class D Plan may not take effect until approved by a vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Class D Plan Trustees. In addition, the Class D Plan may not take effect unless it is approved by the vote of a majority of the outstanding Class D shares and it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Class D Plan Trustees.

     With respect to the Class D Plan, the Administration Agreement requires the Administrator to present reports as to out-of-pocket expenditures and internal expenses allocations of the Administrator and the Distributor at least quarterly and in a manner that permits the disinterested Class D Plan Trustees to determine that portion of the Class D administrative fees paid thereunder which represents reimbursements in respect of Special Class D Services.

     Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. "Service fees," defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that most, if not all, of the fees paid pursuant to the Class D Plan will qualify as "service fees" and therefore will not be limited by NASD rules.

PURCHASES, EXCHANGES AND REDEMPTIONS

     Purchases, exchanges and redemptions of Class A, Class B, Class C and Class D shares are discussed in the Class A, B and C and Class D Prospectuses under the headings "How to Buy Shares," "Exchange Privilege," and "How to Redeem," and that information is incorporated herein by reference. Purchases, exchanges and redemptions of Institutional and Administrative Class shares are discussed in the Institutional Prospectus under the headings "Purchase of Shares," "Redemption of Shares," and "Net Asset Value," and that information is incorporated herein by reference.

     Certain managed account clients of the Adviser may purchase shares of the Trust. To avoid the imposition of duplicative fees, the Adviser may be required to make adjustments in the management fees charged separately by the Adviser to these clients to offset the generally higher level of management fees and expenses resulting from a client's investment in the Trust.

     Certain clients of the Adviser whose assets would be eligible for purchase by one or more of the Funds may purchase shares of the Trust with such assets. Assets so purchased by a Fund will be valued in accordance with procedures adopted by the Board of Trustees.

     Certain shares of the Funds are not qualified or registered for sale in all states. Prospective investors should inquire as to whether shares of a particular Fund or class are available for offer and sale in their state of domicile or residence. Shares of a Fund may not be offered or sold in any state unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

     Independent financial intermediaries unaffiliated with PIMCO may perform shareholder servicing functions with respect to certain of their clients whose assets may be invested in the Funds. These services, normally provided by PIMCO directly to Trust shareholders, may include the provision of ongoing information concerning the Funds and their investment performance, responding to shareholder inquiries, assisting with purchases, redemptions and exchanges of Trust shares, and other services. PIMCO may pay fees to such entities for the provision of these services which PIMCO normally would perform, out of PIMCO's own resources.

     As described in the Class A, B and C and Class D Prospectuses under the caption "Exchange Privilege," and in the Institutional Prospectus under the caption "Redemption of Shares," a shareholder may exchange shares of any Fund for shares of any other Fund of the Trust (except the PIMCO International Fund and the PIMCO Emerging Markets Bond Fund II, each of which is only available to private account clients of PIMCO) or any series of PIMCO Funds: Multi-Manager Series, within the same class on the basis of their respective net asset values. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in the Class C shares of one Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1%) exchanges his shares for Class C shares of another Fund, no sales charge would be imposed upon the exchange but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder's investment in the first Fund as described in the Class A, B and C Prospectus under "Alternative Purchase Arrangements." With respect to Class B or Class C shares, or Class A shares subject to a contingent deferred sales charge, if less than all of an investment is exchanged out of a Fund, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made.

     Orders for exchanges accepted prior to the close of regular trading on the New York Stock Exchange on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the Exchange on any business day will be executed at the respective net asset values determined at the close of the next business day.

     An excessive number of exchanges may be disadvantageous to the Trust. Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12-month period or in any calendar quarter; provided, that if such a limitation on exchanges is adopted, exchanges into the PIMCO Money Market Fund from any other Fund would not be counted. The Trust reserves the right to modify or discontinue the exchange privilege at any time.

     The Trust reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

     The Trust is committed to paying in cash all requests for redemptions by any shareholder of record of the Funds, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may, in unusual circumstances, redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held in the Funds' portfolios.

     Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least a specified amount, the minimums of which are currently set at $250 for Class A, Class B and Class C shares, $2,000 for Class D shares, and $100,000 for Institutional Class and Administrative Class shares ($10,000 with respect to Institutional Class and Administrative Class accounts opened before January 1,
1995). The Prospectuses may set higher minimum account balances for one or more classes from time to time depending upon the Trust's current policy. An investor will be notified that the value of his account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least the specified amount before the redemption is processed. The Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees. The Trust may also charge periodic account fees for accounts that fall below minimum balances, as described in the Prospectuses.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

INVESTMENT DECISIONS

     Investment decisions for the Trust and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES

     There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

     The Adviser places all orders for the purchase and sale of portfolio securities, options and futures contracts for the relevant Fund and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers. In so doing, the Adviser uses its best efforts to obtain for the Trust the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser, having in mind the Trust's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser receives research services from many broker-dealers with which the Adviser places the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fee paid by the Trust is not reduced because the Adviser and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Trust to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of disclosed commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     Consistent with the Rules of the NASD and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may also consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

PORTFOLIO TURNOVER

     The Adviser manages the Funds without regard generally to restrictions on portfolio turnover, except those imposed on their ability to engage in short-term trading by provisions of the federal tax laws, see "Taxation." The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be.

     The portfolio turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.

                                NET ASSET VALUE

     As indicated under "Net Asset Value" in the Institutional Prospectus and "How Net Asset Value is Determined" in the Class A, B and C Prospectus, the Trust's net asset value per share for the purpose of pricing purchase and redemption orders will be determined once on each day on which the New York Stock Exchange is open for trading as of the close of regular trading (ordinarily 4:00 p.m., Eastern time). Net asset value will not be determined on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     The PIMCO Money Market Fund's securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

     The SEC's regulations require the PIMCO Money Market Fund to adhere to certain conditions. The Trustees, as part of their responsibility within the overall duty of care owed to the shareholders, are required to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees' procedures include a requirement to periodically monitor, as appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two. The Trustees will take such steps as they consider appropriate, (e.g., selling securities to shorten the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. The Fund also is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to limit its investments to instruments having remaining maturities of 397 days or less (except securities held subject to repurchase agreements having 397 days or less maturity) and to invest only in securities determined by the Adviser under procedures established by the Board of Trustees to be of high quality with minimal credit risks.

                                   TAXATION

     The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds. The discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

     Each Fund intends to qualify annually and elect to be treated as a regulated investment company under the Code. To qualify as a regulated investment company, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Test"); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute each taxable year the sum of
(i) at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities. To date, such regulations have not been issued.

     As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

     The PIMCO Municipal Bond Fund must have at least 50% of its total assets invested in Municipal Bonds at the end of each calendar quarter so that dividends derived from its net interest income on Municipal Bonds and so designated by the Fund will be "exempt-interest dividends," which are generally exempt from federal income tax when received by an investor. Certain exempt-interest dividends, as described in the Class A, B and C Prospectus, may increase alternative minimum taxable income for purposes of determining a shareholder's liability for the alternative minimum tax. In addition, exempt-interest dividends allocable to interest from certain "private activity bonds" will not be tax exempt for purposes of the regular income tax to shareholders who are "substantial users" of the facilities financed by such obligations or "related persons" of "substantial users." The tax-exempt portion of dividends paid for a calendar year constituting "exempt-interest dividends" will be designated after the end of that year and will be based upon the ratio of net tax-exempt income to total net income earned by the Fund during the entire year. That ratio may be substantially different than the ratio of net tax-exempt income to total net income earned during a portion of the year. Thus, an investor who holds shares for only a part of the year may be allocated more or less tax-exempt interest dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net income actually earned by the Fund while the investor was a shareholder. All or a portion of interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the PIMCO Municipal Bond Fund will not be deductible by the shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of the Fund's total distributions (not including distributions of the excess of net long-term capital gains over net short-term capital losses) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

     Shareholders of the PIMCO Municipal Bond Fund receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax exempt income (including exempt-interest dividends distributed by the Fund). The tax may be imposed on up to 50% of a recipient's benefits in cases where the sum of the recipient's adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient's benefits, exceeds a base amount. In addition, up to 85% of a recipient's benefits may be subject to tax if the sum of the recipient's adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient's benefits exceeds a higher base amount. Shareholders receiving social security or railroad retirement benefits should consult with their tax advisors.

     In years when a Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder's basis in the shares. Since certain of the PIMCO Municipal Bond Fund's expenses attributable to earning tax-exempt income do not reduce such Fund's current earnings and profits, it is possible that distributions, if any, in excess of such Fund's net tax-exempt and taxable income will be treated as taxable dividends to the extent of such Fund's remaining earnings and profits (i.e., the amount of such expenses).

DISTRIBUTIONS

     Except for exempt-interest dividends paid by the PIMCO Municipal Bond Fund, all dividends and distributions of a Fund, whether received in shares or cash, generally are taxable and must be reported on each shareholder's federal income tax return. Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

     A portion of the dividends paid by the PIMCO StocksPLUS Fund may qualify for the deduction for dividends received by corporations. Dividends paid by the other Funds generally are not expected to qualify for the deduction for dividends received by corporations, although certain distributions from the PIMCO High Yield Fund may qualify. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held a Fund's shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund's investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

SALES OF SHARES

     Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

BACKUP WITHHOLDING

     A Fund may be required to withhold 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

OPTIONS, FUTURES AND FORWARD CONTRACTS, AND SWAP AGREEMENTS

     Some of the options, futures contracts, forward contracts, and swap agreements used by the Funds may be "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40") although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

     Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in "straddles" for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

     Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the Internal Revenue Service might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. The Trust intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

     The qualifying income and diversification requirements applicable to a Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

SHORT SALES

     Certain Funds may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

PASSIVE FOREIGN INVESTMENT COMPANIES

     Certain Funds may invest in the stock of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to stockholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that would involve marking to market a Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

     Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

FOREIGN CURRENCY TRANSACTIONS

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

FOREIGN TAXATION

     Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Adviser intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of the PIMCO Global Bond, Global Bond II, Foreign Bond, International Bond, Emerging Markets Bond or Emerging Markets Bond II Funds' total assets at the close of their taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the PIMCO Global Bond, Global Bond II, Foreign Bond, International Bond, Emerging Markets Bond or Emerging Markets Bond II Funds' income will flow through to shareholders of the Trust. With respect to such Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

     Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

CONSTRUCTIVE SALES

     Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

OTHER TAXATION

     Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state's income tax ("qualifying federal obligations"). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of a Fund's dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                               OTHER INFORMATION

CAPITALIZATION

     The Trust is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.0001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

     Expenses incurred by the Trust in connection with its organization and the public offering of its shares were deferred and amortized on a straight line basis over a period not less than five years. Expenses incurred in the organization of subsequently offered Funds are charged to those Funds and are being amortized on a straight line basis over a period not less than five years.

PERFORMANCE INFORMATION

     The Trust may, from time to time, include the yield and effective yield of the PIMCO Money Market Fund, and the yield and total return for each class of shares of all of the Funds, computed in accordance with SEC-prescribed formulas, in advertisements or reports to shareholders or prospective investors. As noted below, in accordance with methods approved by the Securities and Exchange Commission in various pronouncements, total return presentations for periods prior to the inception date of a particular class of a Fund are based on the historical performance of an older class of the Fund (specified below) restated to reflect the current sales charges (if any) of the newer class, but not reflecting any higher operating expenses such as 12b-1 distribution and servicing fees and administration fees associated with the newer class. All other things being equal, such higher expenses would have adversely affected (i.e., reduced) total return for the newer classes by the amount of such higher expenses compounded over the relevant periods. The Funds also may compute current distribution rates and use this information in their prospectuses and statement of additional information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

     Current yield for the PIMCO Money Market Fund will be based on the change in the value of hypothetical investment (exclusive of capital changes) over a particular 7-day period less a pro-rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the PIMCO Money Market Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

          Effective Yield = [(Base Period Return +1)/365/7/] - 1

     The yield of the PIMCO Money Market Fund for the seven day period ended September 30, 1997 was as follows: Institutional Class - 5.31%, Administrative Class - 5.07%, Class A - 5.02%, Class B - 4.16% and Class C - .05%. The effective yield of the PIMCO Money Market Fund for the seven day period ended September 30, 1997 was as follows: Institutional Class - 5.47%, Administrative Class - 5.18%, Class A - 5.20%, Class B - 4.21% and Class C - 5.18%.

     Quotations of yield for the remaining Funds will be based on all investment income per share (as defined by the SEC) during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

          YIELD = 2[( a-b + 1)/6/-1]
                      ---
                      cd

     where a = dividends and interest earned during the period,

           b = expenses accrued for the period (net of reimbursements),

           c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

           d = the maximum offering price per share on the last day of the period.

     For the one month period ended March 31, 1998, the yield of the Funds was as follows (all numbers are annualized) (Class D shares were not offered during the period listed):

                                           YIELD FOR PERIOD
                                          ENDED MARCH 31, 1998
                                          --------------------

                              INSTITUTIONAL     ADMINISTRATIVE
                              -------------     --------------
FUND                               CLASS              CLASS          A          B           C
----                               -----              -----          -          -           -
Money Market Fund
Short-Term Fund                     6.00%              5.75%       5.47%      4.86%       5.29%
Low Duration Fund                   5.77%              5.52%       5.13%      4.52%       4.79%
Low Duration Fund II                5.40%              5.15%        N/A        N/A         N/A
Low Duration Fund III               5.33%               N/A         N/A        N/A         N/A
Low Duration Mortgage               5.85%               N/A         N/A        N/A         N/A
Moderate Duration Fund              5.80%               N/A         N/A        N/A         N/A
Real Return Bond Fund               4.62%               N/A        4.09%      3.45%       3.72%
Total Return Fund                   5.73%              5.47%       5.01%      4.48%       4.49%
Total Return Fund II                5.42%              5.16%        N/A        N/A         N/A
Total Return Fund III               5.66%              5.41%        N/A        N/A         N/A
Total Return Mortgage               5.87%               N/A         N/A        N/A         N/A
High Yield                          7.48%              7.22%       6.75%      6.31%       6.31%
Long-Term U.S. Govt.                5.30%              5.05%       4.68%      4.13%       4.13%
Global Bond Fund                    6.30%              5.96%        N/A        N/A         N/A
Global Bond Fund II                 6.02%               N/A        5.44%      4.95%       4.95%
Foreign Bond Fund                   6.56%              6.31%       5.82%      5.34%       5.34%
International Bond Fund             6.26%               N/A         N/A        N/A         N/A
Emerging Markets Bond               7.49%               N/A        6.77%      6.31%       6.34%
Strategic Balanced Fund             5.55%               N/A         N/A        N/A         N/A
StocksPLUS Fund                     5.40%              5.15%       4.86%      4.33%       4.55%

     The yield of each such Fund will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Trust allocated to the Fund or its classes of shares. These factors, possible differences in the methods used in calculating yield (and the tax exempt status of distributions for the PIMCO Municipal Bond Fund) should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund's various classes of shares. These yields do not take into account any applicable contingent deferred sales charges.

     The PIMCO Municipal Bond Fund may advertise a tax equivalent yield of each class of its shares, calculated as described above except that, for any given tax bracket, net investment income of each class will be calculated using as gross investment income an amount equal to the sum of (i) any taxable income of each class of the Fund plus (ii) the tax exempt income of each class of the Fund divided by the difference between 1 and the effective federal income tax rates for taxpayers in that tax bracket. For example, taxpayers with the marginal federal income tax rates indicated in the following table would have to earn the tax equivalent yields shown in order to realize an after-tax return equal to the corresponding tax-exempt yield shown.

                                                                               A TAX-EXEMPT YIELD OF
FILING STATUS                                                           IS EQUIVALENT TO A TAXABLE YIELD OF
Single               (Married filing jointly)                            3%        4%        5%        6%      7%
TAXABLE INCOME                                   MARGINAL TAX RATE*
$23,350 or less          $39,000 or less              15%             3.53%     4.71%     5.88%     7.06%   8.24%
Over $23,350 but         Over $39,000 but             28%             4.17%     5.56%     6.94%     8.33%   9.72%
  not over $56,550        not over $94,250
Over $56,550 but         Over $94,250 but             31%             4.35%     5.80%     7.25%     8.70%  10.14%
  not over $117,950       not over $143,600
Over $117,950 but        Over $143,600 but            36%             4.69%     6.25%     7.81%     9.38%  10.94%
  not over $256,500       not over $256,500
Over $256,500            Over $256,500              39.6%             4.97%     6.62%     8.28%     9.93%  11.59%

______________
* These marginal tax rates do not take into account the effect of the phaseout of itemized deductions and personal exemptions.

     As is shown in the above table, the advantage of tax-exempt investing becomes more advantageous to an investor as his or her marginal tax rate increases.

     The Trust, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. This would include any tax proposals and their effect on marginal tax rates and tax-equivalent yields. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

     Quotations of average annual total return for a Fund or class will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, five and ten years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)/n/ = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below all total return figures reflect the deduction of a proportional share of Fund or class expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and that the maximum contingent deferred sales charge, if any, is deducted at the times, in the amounts, and under the terms disclosed in the Prospectuses and (ii) all dividends and distributions are reinvested when paid. The Funds also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Quotations of total return may also be shown for other periods. Any such information would be accompanied by standardized total return information.

     The table below sets forth the average annual total return of each class of shares of the following Funds for the periods ended March 31, 1998. For periods prior to the "Inception Date" of a particular class of a Fund's shares, total return presentations for the class are based on the historical performance of Institutional Class shares of the Fund (the oldest class) adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which are not paid by the Institutional Class) and administrative fee charges.

                Total Return for Periods Ended March 31, 1998*

-------------------------------------------------------------------------------------------------------------------------
                                                                          Since Inception  Inception    Inception
                                                                              of Fund       Date of      Date of
  Fund                  Class**        1 Year     5 Years    10 Years       (Annualized)     Fund         Class
-------------------------------------------------------------------------------------------------------------------------
Money Market         Institutional      5.40%       4.80%      N/A           4.63%         03/01/91     03/01/91
                     Administrative     5.12        4.55                     4.38                       01/25/95
                     Class A            5.10        4.53                     4.37                       01/13/97
                     Class B            4.21        3.61                     3.45                       01/13/97
                     Class C            5.14        4.54                     4.38                       01/13/97
-------------------------------------------------------------------------------------------------------------------------
Short-Term           Institutional      7.06%       6.14%      6.58%         6.60%         10/07/87     10/07/87
                     Administrative     6.80        5.88       6.32          6.34                       02/01/96
                     Class A            4.51        5.29       5.94          5.98                       01/20/97
                     Class B            0.95        4.63       5.38          5.41                       01/20/97
                     Class C            5.33        5.41       5.84          5.87                       01/20/97
                     Class D            6.74        5.83       6.26          6.29                       04/08/98
-------------------------------------------------------------------------------------------------------------------------
Low Duration         Institutional      9.00%       6.63%      8.26%         8.29%         05/11/87     05/11/87
                     Administrative     8.73        6.36       7.99          8.02                       01/03/95
                     Class A            5.24        5.49       7.43          7.49                       01/13/97
                     Class B            2.68        5.02       6.96          6.99                       01/13/97
                     Class C            7.01        5.62       7.23          7.26                       01/13/97
                     Class D            8.66        6.29       7.92          7.95                       04/08/98
-------------------------------------------------------------------------------------------------------------------------
Low Duration II      Institutional      8.29%       5.96%      N/A           6.53%         11/01/91     11/01/91
-------------------------------------------------------------------------------------------------------------------------
Low Duration III     Institutional      7.93%       N/A        N/A           6.80%         12/31/96     12/31/96
-------------------------------------------------------------------------------------------------------------------------
Low Duration         Institutional      N/A         N/A        N/A           5.86%+        07/31/97     07/31/97
Mortgage
-------------------------------------------------------------------------------------------------------------------------
Moderate Duration    Institutional      9.80%       N/A        N/A           7.57%         12/31/96     12/31/96
-------------------------------------------------------------------------------------------------------------------------
Real Return Bond     Institutional      4.70%       N/A        N/A           4.09%         01/29/97     01/29/97
                     Class A            1.00                                 0.99                       01/29/97
                     Class B           -1.41                                -0.42                       01/29/97
                     Class C            2.74                                 3.13                       01/29/97
                     Class D            4.27                                 3.67                       04/08/98
-------------------------------------------------------------------------------------------------------------------------
Total Return         Institutional     12.63%       7.78%      9.96%         9.82%         05/11/87     05/11/87
                     Administrative    12.36        7.52       9.70          9.56                       09/08/94
                     Class A            7.07        6.31       8.96          8.87                       01/13/97
                     Class B            6.26        6.21       8.67          8.54                       01/13/97
                     Class C           10.28        6.52       8.67          8.54                       01/13/97
                     Class D           12.30        7.45       9.63          9.49                       04/08/98
-------------------------------------------------------------------------------------------------------------------------
Total Return II      Institutional     11.99%       7.42%      N/A           8.21%         12/30/91     12/30/91
                     Administrative    11.71        7.15                     7.94                       11/30/94
-------------------------------------------------------------------------------------------------------------------------
Total Return III     Institutional     12.62%       7.96%      N/A           9.61%         05/01/91     05/01/91
                     Administrative    12.33        7.68                     9.34                       04/11/97
-------------------------------------------------------------------------------------------------------------------------
Total Return         Institutional     N/A          N/A        N/A           6.69%+        07/31/97     07/31/97
Mortgage
-------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                    Since Inception  Inception   Inception
                                                                        of Fund       Date of     Date of
   Fund                 Class**       1 Year   5 Years   10 Years    (Annualized)      Fund        Class
----------------------------------------------------------------------------------------------------------
High Yield           Institutional     15.26%    12.46%    N/A            13.08%     12/16/92     12/16/92
                     Administrative    14.98     12.19                    12.81                   01/16/95
                        Class A         9.63     11.01                    11.69                   01/13/97
                        Class B         8.94     10.98                    11.74                   01/13/97
                        Class C        12.95     11.25                    11.86                   01/13/97
                        Class D        14.86     12.05                    12.67                   04/08/98
----------------------------------------------------------------------------------------------------------
Long-Term U.S.       Institutional     20.23%     9.65%    N/A            12.76%     07/01/91     07/01/91
Government           Administrative    19.94      9.39                    12.51                   09/23/97
                        Class A        14.39      8.24                    11.59                   01/20/97
                        Class B        13.85      8.16                    11.54                   01/20/97
                        Class C        17.85      8.45                    11.56                   01/20/97
----------------------------------------------------------------------------------------------------------
Global Bond          Institutional      5.85%    N/A       N/A             8.01%     11/23/93     11/23/93
                     Administrative     5.57                               7.76                   07/31/96
----------------------------------------------------------------------------------------------------------
Foreign Bond         Institutional     12.64%    11.31%    N/A            11.59%     12/03/92     12/03/92
                     Administrative    12.34     11.04                    11.33                   01/28/97
                        Class A         7.09      9.80                    10.15                   01/20/97
                        Class B         6.28      9.73                    10.18                   01/20/97
                        Class C        10.29     10.01                    10.31                   01/20/97
                        Class D        12.17     10.83                    11.12                   04/08/98
----------------------------------------------------------------------------------------------------------
International        Institutional     11.49%     9.35%    N/A             9.44%     12/13/89     12/13/89
Bond
----------------------------------------------------------------------------------------------------------
Emerging Markets     Institutional     N/A       N/A       N/A             3.10%+    07/31/97     07/31/97
Bond                    Class A                                           -2.67+                  07/31/97
                        Class B                                           -3.80+                  07/31/97
                        Class C                                            1.99+                  07/31/97
----------------------------------------------------------------------------------------------------------
Municipal Bond       Insitutional      N/A       N/A       N/A             0.80%     12/31/97     12/31/97
                        Class A                                           -2.32                   04/01/98
                        Class B                                           -4.47                   04/01/98
                        Class C                                           -0.42                   04/01/98
                        Class D                                            0.70                   04/08/98
----------------------------------------------------------------------------------------------------------
Strategic Balanced   Institutional     33.40%    N/A       N/A            25.67%     06/28/96     06/28/96
                        Class D        32.87                              25.12                   04/08/98
----------------------------------------------------------------------------------------------------------
StocksPLUS           Institutional     47.75%    N/A       N/A            24.57%     05/13/93     05/13/93
                     Administrative    47.19                              24.23                   01/07/97
                        Class A        42.66                              23.32                   01/20/97
                        Class B        41.11                              23.01                   01/20/97
                        Class C        45.38                              23.47                   01/20/97
                        Class D        47.22                              24.09                   04/08/98
----------------------------------------------------------------------------------------------------------

  +  unannualized

  * Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, Class B and Class C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A, B and C Prospectus.

  ** For all Funds listed above, Class A, Class B, Class C, Class D and Administrative Class total return presentations for periods prior to the Inception Date of that class reflect the prior performance of Institutional Class shares of the Fund (the oldest class) adjusted to reflect the actual sales charges (none in the case of Class D and Administrative Class) of the newer class. The adjusted performance also reflects the higher Fund operating expenses associated with Class A, Class B, Class C, Class D and Administrative Class shares. These include (i) 12b-1 distribution and servicing fees, which are not paid by the Institutional Class but are paid by Class B and Class C (at a maximum rate of 1.00% per annum) and Class A and the Administrative Class (at a maximum rate of 0.25% per annum), and may be paid by Class D (at a maximum of 0.25% per annum), and (ii) administration fee charges associated with Class A, Class B and Class C shares (at a maximum differential of 0.22% per annum) and Class D shares (at a maximum differential of 0.45% per annum).

     The table below sets forth the average annual total return of certain classes of shares of the PIMCO Global Bond Fund II (which was a series of PIMCO Advisors Funds ("PAF") prior to its reorganization as a Fund of the Trust on January 17, 1997) for the periods ended March 31, 1998. Accordingly, "Inception Date of Fund" refers to the inception date of the PAF predecessor series. Since Class A shares were offered since the inception of PIMCO Global Bond Fund II, total return presentations for periods prior to the Inception Date of the Institutional Class are based on the historical performance of Class A shares, adjusted to reflect that the Institutional Class does not have a sales charge, and the different operating expenses associated with the Institutional Class, such as 12b-1 distribution and servicing fees and administration fee charges.

                 Total Return for Periods Ended March 31, 1998*

----------------------------------------------------------------------------------------------------------

                                                                Since Inception  Inception  Inception
                                                                    of Fund       Date of    Date of
       Fund             Class**     1 Year   5 Years  10 Years   (Annualized)       Fund      Class
----------------------------------------------------------------------------------------------------------
Global Bond II       Institutional   11.65%    N/A      N/A         12.76%         10/02/95   02/25/98
                        Class A       6.20                           9.78                     10/02/95
                        Class B       5.82                           9.93                     10/02/95
                        Class C       9.47                          10.96                     10/02/95
------------------------------------------------------------------------------------------------------

  * Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, Class B and Class C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A, B and C Prospectus.

  ** Institutional Class total return presentations for periods prior to the Inception Date of that class reflect the prior performance of Class A shares of the former PAF series, adjusted to reflect the fact that there are no sales charges on Institutional Class shares of the Fund. The adjusted performance also reflects any different operating expenses associated with Institutional Class shares. These include (i) 12b-1 distribution and servicing fees, which are not paid by the Institutional Class but are paid by Class A (at a maximum rate of 0.25% per annum), and (ii) administration fee charges, which are lower for Institutional class shares (at a differential of 0.15% per annum).

  Note also that, prior to January 17, 1997, Class A, Class B and Class C shares of the PIMCO Global Bond Fund II were subject to a variable level of expenses for such services as legal, audit, custody and transfer agency services. As described in the Class A, B and C Prospectus, for periods subsequent to January 17, 1997, Class A, Class B and Class C shares of the Trust are subject to a fee structure which essentially fixes these expenses (along with other administrative expenses) under a single administrative fee based on the average daily net assets of the Fund attributable to Class A, Class B and Class C shares. Under the current fee structure, the PIMCO Global Bond Fund II is expected to have lower total Fund operating expenses than its predecessor had under the fee structure for PAF (prior to

  January 17, 1997). All other things being equal, the higher expenses of PAF would have adversely affected total return performance for the Fund after January 17, 1997.

  THE METHOD OF ADJUSTMENT USED IN THE TABLE ABOVE FOR PERIODS PRIOR TO THE INCEPTION DATE OF INSTITUTIONAL CLASS SHARES OF THE PIMCO GLOBAL BOND FUND II RESULTED IN PERFORMANCE FOR THE PERIOD SHOWN WHICH IS HIGHER THAN IF THE HISTORICAL CLASS A PERFORMANCE WERE NOT ADJUSTED TO REFLECT THE LOWER OPERATING EXPENSES OF THE NEWER CLASS. The following table shows the lower performance figures that would be obtained if the performance for the Institutional Class was calculated by tacking to the Institutional Class' actual performance the actual performance of Class A shares (with their higher operating expenses) for periods prior to the initial offering date of the newer class (i.e. the total return presentations below are based, for periods prior to the inception date of the Institutional Class, on the historical performace of Class A shares adjusted to reflect the current sales charges associated with Class A shares, but not reflecting lower operating expenses
                                      ---
  associated with the Institutional Class, such as lower administrative fee charges and/or distribution and servicing fee charges).

                 TOTAL RETURN FOR PERIODS ENDED MARCH 31, 1998
        (with no adjustment for operating expenses of the Institutional
                 Class for periods prior to its Inception Date)


--------------------------------------------------------------------------------------------------------------------------
                                                                                                       Since Inception
                                                                                                           of Fund
      Fund                             Class             1 Year         5 Years       10 Years           (Annualized)
--------------------------------------------------------------------------------------------------------------------------
Global Bond II                     Institutional         11.25%           N/A            N/A                12.33%
--------------------------------------------------------------------------------------------------------------------------

     Current distribution information for a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by Fund net asset value per share on the last day of the period and annualized according to the following formula:

          DIVIDEND YIELD = (((a/b)*365)/c)

     where a =  actual dividends distributed for the calendar month in question,

           b = number of days of dividend declaration in the month in question, and

           c = net asset value (NAV) calculated on the last business day of the month in question.

     The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that same period. Distribution rates will exclude net realized short-term capital gains. The rate of current distributions for a Fund should be evaluated in light of these differences and in light of the Fund's total return figures, which will always accompany any calculation of the rate of current distributions.

     For the month ended March 31, 1998, the current distribution rates (annualized) for the Funds were as follows (Class D shares were not offered during the period listed):

                                                  DISTRIBUTION RATE
                                                  ------------------

                                    INSTITUTIONAL     ADMINISTRATIVE
                                    -------------     --------------
FUND                                   CLASS              CLASS        A        B         C
----                                   -----              -----        -        -         -
Money Market Fund                      5.22%               4.96%     4.93%     4.07%     4.98%
Short-Term Fund                        6.00%               5.75%     5.62%     4.83%     5.31%
Low Duration Fund                      6.47%               6.22%     5.99%     5.23%     5.49%
Low Duration Fund II                   5.74%               5.18%      N/A       N/A       N/A
Low Duration Fund III                  5.57%                N/A       N/A       N/A       N/A
Low Duration Mortgage Fund             6.49%                N/A       N/A       N/A       N/A
Moderate Duration Fund                 6.10%                N/A       N/A       N/A       N/A
Real Return Bond Fund                  3.98%                N/A      3.31%     2.91%     3.08%
Total Return Fund                      5.26%               5.01%     4.79%     4.04%     4.04%
Total Return Fund II                   6.02%               5.77%      N/A       N/A       N/A
Total Return Fund III                  5.46%               5.21%      N/A       N/A       N/A
Total Return Mortgage Fund             5.84%                N/A       N/A       N/A       N/A
High Yield Fund                        8.50%               8.26%     8.11%     7.36%     7.36%
Long-Term U.S. Government Fund         5.86%               5.61%     5.50%     4.72%     4.69%
Global Bond Fund                       6.78%               6.51%      N/A       N/A       N/A
Global Bond Fund II                    5.62%                N/A      5.22%     4.47%     4.47%
Foreign Bond Fund                      4.97%               4.75%     4.53%     3.77%     3.77%
International Bond Fund                 N/A                 N/A       N/A       N/A       N/A
Emerging Markets Bond Fund             7.96%                N/A      7.66%     6.80%     6.82%
Strategic Balanced Fund                 N/A                 N/A       N/A       N/A       N/A
StocksPLUS Fund                         N/A                 N/A       N/A       N/A       N/A

     Performance information for a Fund may also be compared to various unmanaged indexes, such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index, the Merrill Lynch 1 to 3 Year Treasury Index, the Lehman Intermediate and 20+ Year Treasury Blend Index, the Lehman BB Intermediate Corporate Index, indexes prepared by Lipper Analytical Services, the J.P. Morgan Global Index, the J.P. Morgan Emerging Markets Bond Index Plus, the Salomon Brothers World Government Bond Index-10 Non U.S.-Dollar Hedged and the J.P. Morgan Government Bond Index Non U.S.-Dollar Hedged. Unmanaged indexes (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. PIMCO may report to shareholders or to the public in advertisements concerning the performance of PIMCO as adviser to clients other than the Trust, or on the comparative performance or standing of PIMCO in relation to other money managers. PIMCO also may provide current or prospective private account clients, in connection with standardized performance information for the Funds, performance information for the Funds gross of fees and expenses for the purpose of assisting such clients in evaluating similar performance information provided by other investment managers or institutions. Comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Funds or to the Adviser, should be considered in light of the Funds' investment objectives and policies, characteristics and quality of the Funds, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

     Advertisements and information relating to the PIMCO Global Bond Fund II may use data comparing the total returns of the top foreign bond market as compared to the total return of the U.S. bond market for a particular year. For instance, the following table sets forth the total return of the top foreign bond market compared to the total return for the U.S. bond market for the years 1986 through 1996. Performance is shown in U.S. dollar terms, hedged for currency rate changes and is no way indicative of the performance of the PIMCO Global Bond Fund II.

             Top Foreign
      Year   Performer             U.S.
     ------  -----------          ------

     1986    +13.1%  Japan        +15.7%
     1987    +12.8   UK            +1.9
     1988    +15.0   France        +7.0
     1989    +10.0   Canada       +14.4
     1990    +11.0   Australia     +8.6
     1991    +20.0   Australia    +15.3
     1992    +10.5   UK            +7.2
     1993    +20.0   Italy        +11.0
     1994     -0.9   Japan         -3.4
     1995    +21.0   Netherlands  +18.3
     1996    +18.8   Spain         +2.7
     1997    +13.5   UK            +9.6

     Source: Salomon Brothers World Government Bond Index 1986-1997.

     The Trust may use, in its advertisements and other information, data concerning the projected cost of a college education in future years based on 1996/1997 costs of college and an assumed rate of increase for such costs. For example, the table below sets forth the projected cost of four years of college at a public college and a private college assuming a steady increase in both cases of 3% per year. In presenting this information, the Trust is making no prediction regarding what will be the actual growth rate in the cost of a college education, which may be greater or less than 3% per year and may vary significantly from year to year. The Trust makes no representation that an investment in any of the Funds will grow at or above the rate of growth of the cost of a college education.

POTENTIAL COLLEGE COST TABLE

Start        Public      Private  Start  Public   Private
Year         College     College  Year   College  College
----         -------     -------  ----   -------  -------
1997         $13,015     $57,165   2005  $16,487  $72,415
1998         $13,406     $58,880   2006  $16,982  $74,587
1999         $13,808     $60,646   2007  $17,491  $76,825
2000         $14,222     $62,466   2008  $18,016  $79,130
2001         $14,649     $64,340   2009  $18,557  $81,504
2002         $15,088     $66,270   2010  $19,113  $83,949
2003         $15,541     $68,258   2011  $19,687  $86,467
2004         $16,007     $70,306   2012  $20,278  $89,061

Costs assume a steady increase in the annual cost of college of 3% per year from a 1996-97 base year amount. Actual rates of increase may be more or less than 3% and may vary.

     In its advertisements and other materials, the Trust may compare the returns over periods of time of investments in stocks, bonds and treasury bills to each other and to the general rate of inflation. For example, the average annual return of each during the 25 years from 1973 to 1997 was:

     *Stocks:    13.1%
      Bonds:      9.5%
      T-Bills:    7.1%
      Inflation:  5.5%

     *Returns of unmanaged indices do not reflect past or future performance of any of the Funds of PIMCO Funds: Pacific Investment Management Series. Stocks are represented by Ibbotson's Common

Stock Total Return Index. Bonds are represented by Ibbotson's Long-term Corporate Bond Index. T-bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. These are all unmanaged indices, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions. Source:
Ibbotson, Roger G., and Rex A. Sinquefiled, Stocks, Bonds, Bill and Inflation
(SBBI), 1989, updated in Stocks, Bonds, Bills and Inflation 1997 Yearbook, Ibbotson Associates, Chicago. All rights reserved.

     The Trust may also compare the relative historic returns and range of returns for an investment in each of common stocks, bonds and treasury bills to a portfolio that blends all three investments. For example, over the 25 years from 1973-1997, the average annual return of stocks comprising the Ibbotson's Common Stock Total Return Index ranged from -26.5% to 37.4% while the annual return of a hypothetical portfolio comprised 40% of such common stocks, 40% of bonds comprising the Ibbotson's Long-term Corporate bond Index and 20% of Treasury bills comprising the Ibbottson's Treasury Bill Index (a "mixed portfolio") would have ranged from -10.2% to 28.2% over the same period. The average annual returns of each investment for each of the years from 1973 through 1997 is set forth in the following table.

                                                 MIXED
 YEAR   STOCKS   BONDS   T-BILLS   INFLATION   PORTFOLIO
------  -------  ------  --------  ----------  ----------
1973    -14.66%   1.14%     6.93%       8.80%      -4.02%
1974    -26.47%  -3.06%     8.00%      12.26%     -10.21%
1975     37.20%  14.64%     5.80%       7.01%      21.90%
1976     23.84%  18.65%     5.08%       4.81%      18.01%
1977     -7.18%   1.71%     5.12%       6.77%      -1.17%
1978      6.56%  -0.07%     7.18%       9.03%       4.03%
1979     18.44%  -4.18%    10.38%      13.31%       7.78%
1980     32.42%   2.61%    11.24%      12.40%      14.17%
1981     -4.91%  -0.96%    14.71%       8.94%       0.59%
1982     21.41%  43.79%    10.54%       3.87%      28.19%
1983     22.51%   4.70%     8.80%       3.80%      12.64%
1984      6.27%  16.39%     9.85%       3.95%      11.03%
1985     32.16%  30.90%     7.72%       3.77%      26.77%
1986     18.47%  19.85%     6.16%       1.13%      16.56%
1987      5.23%  -0.27%     5.46%       4.41%       3.08%
1988     16.81%  10.70%     6.35%       4.42%      12.28%
1989     31.49%  16.23%     8.37%       4.65%      20.76%
1990     -3.17%   6.87%     7.52%       6.11%       2.98%
1991     30.55%  19.79%     5.88%       3.06%      21.31%
1992      7.67%   9.39%     3.51%       2.90%       7.53%
1993     10.06%  13.17%     2.89%       2.75%       9.84%
1994      1.31%  -5.76%     3.90%       2.67%      -1.00%
1995     37.40%  27.20%     5.60%       2.70%      26.90%
1996     23.10%   1.40%     5.20%       3.30%      10.84%
1997     33.40%  12.90%     7.10%       1.70%      19.94%

*Returns of unmanaged indices do not reflect past or future performance of any of the Funds of PIMCO Funds: Pacific Investment Management Series. Stocks are represented by Ibbotson's Common Stock Total Return Index. Bonds are represented by Ibbotson's Long-term Corporate Bond Index. T'bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. These are all unmanaged indices, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions. Source: Ibbotson, Roger G., and Rex A. Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks, Bonds, Bills and Inflation 1997 Yearbook, Ibbotson Associates, Chicago. All rights reserved.

     The Trust may use in its advertisement and other materials examples designed to demonstrate the effect of compounding when an investment is maintained over several or many years. For example, the following table shows the annual and total contributions necessary to accumulate $200,000 of savings (assuming a fixed rate of return) over various periods of time:

     Investment          Annual        Total       Total
     Period           Contribution  Contribution   Saved
     ------           ------------  ------------   -----
     30 Years         $ 1,979       $ 59,370       $200,000
     25 Years         $ 2,955       $ 73,875       $200,000
     20 Years         $ 4,559       $ 91,180       $200,000
     15 Years         $ 7,438       $111,570       $200,000
     10 Years         $13,529       $135,290       $200,000

This hypothetical example assumes a fixed 7% return compounded annually and a guaranteed return of principal. The example is intended to show the benefits of a long-term, regular investment program, and is in no way representative of any past or future performance of a PIMCO Fund. There can be no guarantee that you will be able to find an investment that would provide such a return at the times you invest and an investor in any of the PIMCO Funds should be aware that certain of the PIMCO Funds have experienced periods of negative growth in the past and may again in the future.

     The Trust may set forth in its advertisements and other materials information regarding the relative reliance in recent years on personal savings for retirement income versus reliance on Social Security benefits and company sponsored retirement plans. For example, the following table offers such information for 1997:

               % of Income for Individuals
               Aged 65 Years and Older in 1997*
               --------------------------------

               Social Security
 Year          and Pension Plans  Other
 ----          -----------------  -----

 1997                  43%         57%

     * For individuals with an annual income of at least $51,000. Other includes personal savings, earnings and other undisclosed sources of income.
Source:  Social Security Administration.

     Articles or reports which include information relating to performance, rankings and other characteristics of the Funds may appear in various national publications and services including, but not limited to: The Wall Street Journal, Barron's, Pensions and Investments, Forbes, Smart Money, Mutual Fund Magazine, The New York Times, Kiplinger's Personal Finance, Fortune, Money Magazine, Morningstar's Mutual Fund Values, CDA Investment Technologies and The Donoghue Organization. Some or all of these publications or reports may publish their own rankings or performance reviews of mutual funds, including the Funds, and may provide information relating to the Adviser, including descriptions of assets under management and client base, and opinions of the author(s) regarding the skills of personnel and employees of the Adviser who have portfolio management responsibility. From time to time, the Trust may include references to or reprints of such publications or reports in its advertisements and other information relating to the Funds.

     From time to time, the Trust may set forth in its advertisements and other materials information about the growth of a certain dollar-amount invested in one or more of the Funds over a specified period of time and may use charts and graphs to display that growth.

     From time to time, the Trust may set forth in its advertsiements and other materials the names of and additional information regarding investment analysts employed by the Adviser who assist with portfolio management and research activities on behalf of the Funds. The following lists various analysts associated with the Adviser: Jane Howe, Mark Hudoff, Doris Nakamura and Ray Kennedy.

     Ibbotson Associates ("Ibbotson") has analyzed the risk and returns of the Funds and relevant benchmark market indexes in a variety of market conditions. Based on its independent research and analysis, Ibbotson has developed model portfolios of the Funds and series of PIMCO Funds: Multi-Manager Series ("MMS") which indicate how, in Ibbotson's opinion, a hypothetical investor with a 5+ year investment horizon might allocate his or her assets among the Funds and series of MMS. Ibbotson bases its model portfolios on five levels of investor risk tolerance which it developed and defines as ranging from "Very Conservative" (low volatility; emphasis on capital preservation, with some growth potential) to "Very Aggressive" (high volatility; emphasis on long-term growth potential). However, neither Ibbotson nor the Trust offers Ibbotson's model portfolios as investments. Moreover, neither the Trust, the Adviser nor Ibbotson represent or guarantee that investors who allocate their assets according to Ibbotson's models will achieve their desired investment results.

VOTING RIGHTS

     Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than ten percent of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

     The Trust's shares do not have cumulative voting rights, so that the holder of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to
elect any Trustees.    As of September 3, 1998, the following persons owned of
record or beneficially 5% or more of the noted class of shares of the following
Funds:

                                                        SHARES    PERCENTAGE OF
                                                  BENEFICIALLY      OUTSTANDING
                                                         OWNED     SHARES OWNED
-------------------------------------------------------------------------------

PIMCO MONEY MARKET FUND

INSTITUTIONAL
-------------
California Community Foundation                   13,880,896.860      26.72%*
606 South Olive Street, Suite 2400
Los Angeles, California  90014

Batrus & Co.**                                    11,415,702.600      21.97%
P. O. Box 9005
Church Street Station
New York, New York  10015

QueensCare                                        10,000,000.000      19.25%
1300 N. Vermont Avenue #907 D&T
Los Angeles, California  90027

Stussy Inc.                                        3,136,135.240       6.04%
1852 Langley Avenue
Irvine, California

Columbus Circle Trust Co-SV**                      3,122,673.450       6.01%
1 Station Place Metro Center
Stamford, Connecticut  06902

Charles Schwab & Co., Inc. Rein**                   2,601,318.28       5.01%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

ADMINISTRATIVE
--------------
Maltrust & Co. (Hooker & Holcombe, Inc.)             603,251.820      24.40%
225 Essex Street
Salem, Massachusetts  01970

CLASS A
-------
Carn & Co.                                         7,617,407.620       6.88%
PIMCO Advisors
401K Savings and Investment Plan
Attention: Mutual Fund Department
P. O. Box 96211
Washington D.C.  20090-6211

Union Bank of California                           3,454,551.760       3.12%
The Faroah Group A California
Limited Partnership
P. O. BOX 2969
Saratoga, California  95070-0969

Union Bank of California                           2,618,154.850       2.36%
The Faroah Group A California
Limited Partnership
P. O. BOX 2969
Saratoga, California  95070-0969

CLASS C
--------
WD Jennett & C. Cooper & TJ Viola                 14,250,651.250      14.74%
COTR UA MAR 01 68
Gilbert Kelly Crowley Jennett Retirement Trust
1200 Wilshire Blvd., Ste. 6
Los Angeles, California  90017-1908

PIMCO SHORT-TERM FUND

INSTITUTIONAL
-------------
William Barron Hilton Trustee                     14,910,536.779      33.90%*
9336 Civic Center Drive
Beverly Hills, California  90210

Soka University of America                         5,319,544.594      12.10%
26800 W. Mulholland Highway
Attention: Arnold Kawasaki
Calabasas, California  91302

Trustee of Columbia University                     4,150,887.578       9.44%
  in the City of New York
Office of Investments
475 Riverside Drive, Suite 401
New York, New York  10115

Charles Schwab & Co., Inc. **                      2,631,827.316       5.98%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

ADMINISTRATIVE
--------------
Lau & Co. (Frost Natl Bank)**                         45,438.627      22.50%
P.O. Box 2479
San Antonio, Texas  78298-2479

CLASS A
--------
MLPF&S For the Sole Benefit of its Customers **      933,027.029      20.03%
Attention: Fund Administration #97MY2
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

Mr. Ronald S. Taft TR                                509,216.582      10.93%
Artist Management Inc.
Defined Benefit Pension Plan 61284
18 W. 55/th/ Street, Apt. 4
New York, New York  10019-5368

Mr. Ronald S. Taft TR                                456,990.276       9.81%
Ronald S. Taft Employee Defined Benefit Plan 1184
18 W. 55/th/ Street, Apt. 4
New York, New York  10019-5368

CLASS B
-------
MLPF&S For the Sole Benefit of its Customers **      133,988.932      77.88%*
Attention: Fund Administration #97M35
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

Prudential Securities Inc. FBO                        14,637.127       9.77%
Mr. Joseph P. Knight
IRA Rollover DTD 012098
12654 S. Central Avenue
Palos Heights, Illinois  60463-2414

CLASS C
-------
MLPF&S For the Sole Benefit of its Customers **      222,530.659      16.04%
Attention: Fund Administration #97M36
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

Prudential Securities FBO                             93,152.014       6.71%
Mr. Joe Barr Jr.
1550 Scottys Road
Kissimmee, Florida, 34744-6642

Prudential Securities FBO                             80,822.014       5.82%
James W. Carell
4015 Travis Drive, Suite 200
Nasheville, Tennessee  37211-3727

CLASS D
-------
Charles Schwab & Co., Inc.**                          30,272.034      74.89%*
Special Custody Accounts
FBO Customers
Attention: Mutual Funds
101 Montgomery Street
San Francisco, California  94104-4122

PIMCO Advisors L.P.                                   10,053.152      99.99%*
Attention: Vinh Nguyen
800 Newport Center Drive
Newport Beach, California  92660-6309

PIMCO LOW DURATION FUND

INSTITUTIONAL
-------------
Charles Schwab & Co., Inc. Rein**                 30,125,961.062      10.26%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

ADMINISTRATIVE
--------------
Centurion Trust Co.                                5,013,977.920      39.71%*
801 Pennsylvania
Kansas City, Missouri  64105

Certain Employee (Fidelity) **                     2,146,796.192      17.00%
100 Magellan KW1C
Covington, Kentucky 41015

McClatchy Newspapers Defined Comp. Inv. Plan       1,682,182.590      13.32%
550 Kearny Street #600
San Francisco, California  94108

Sonnenschein, Nath &Rosenthal                      1,034,985.267       8.20%
P. O. Box 419260
Kansas City, Missouri  64141-6260

Certain Non-Qualified Employees Ben Pln**            658,836.182       5.22%
100 Magellan Way (KWIC)
Covington, Kentucky  41015

CLASS A
--------
Richard J. Steinhelper Tr                          3,439,692.181      23.29%
Michigan Tooling Association
Benefit Plans Investment Trust
28237 Orchard Lake Road
P. O. Box 9151
Farmington Hills, Michigan  48333-9151

MLPF&S For the Sole Benefit of its Customers **    2,740,244.194      18.56%
Attention: Fund Administration
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

CLASS B
-------
MLPF&S For the Sole Benefit of its Customers **      698,157.099      18.65%
Attention: Fund Administration #97M35
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

CLASS C
-------
MLPF&S For the Sole Benefit of its Customers **    2,013,218.353      25.70%*
Attention: Fund Administration #97M36
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

CLASS D
---------
Charles Schwab & Co., Inc.                           128,160.260      92.72%*
Special Custody Accounts
FBO Customers
Attention: Mutual Funds
101 Montgomery Street
San Francisco, California  94104-4122

PIMCO Advisors L.P.                                   10,055.113       7.27%
Attention: Vinh Nguyen
800 Newport Center Drive
Newport Beach, California  92660-6309

PIMCO LOW DURATION FUND II

INSTITUTIONAL
-------------
Sprint Retirement Savings Plan                    14,736,881.667      36.38%*
82 Devonshire Street - E1GA
Boston, Massachusetts  02109

American Bible Society                             6,696,279.133      16.53%
1865 Broadway
New York, New York  10023

Salt River Project Decom Trust                     3,424,114.665       8.45%
P. O. Box 52025
Phoenix, Arizona  85072

University of Illinois Foundation                  2,236,328.299       5.52%
1305 West Green Street
Urbana, Illinois  61801

ADMINISTRATIVE
---------------
Integris Baptist Med. Ctr. Funded Dep                320,318.264      42.27%*
9520 North May Avenue, Suite 200
Oklahoma City, Oklahoma  73120-2711

Integris Retirement Pension Plan                     306,903.333      40.50%*
9520 North May Avenue, Suite 200
Oklahoma City, Oklahoma  73120-2711

Integris SW Med. Ctr. Funded Dep                     106,849.284      14.10%
9520 North May Avenue, Suite 200
Oklahoma City, Oklahoma  73120-2711

PIMCO LOW DURATION FUND III

INSTITUTIONAL
-------------
Loyola Academy Endowment Fund                        957,376.308      39.97%*
135 S. LaSalle Street
P. O. Box 1443
Chicago, Illinois  60690

Sisters of St. Joseph/Michigan                       743,280.333      31.03%*
3427 Gull Road
P. O. Box 13
Nazareth, Michigan  49074

St. John Health System                               553,802.872      23.12%
22101 Moross Road
Detroit, Michigan  48236

Charles Schwab & Co., Inc. Rein**                    140,232.344       5.86%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

PIMCO LOW DURATION MORTGAGE FUND

INSTITUTIONAL
-------------
Pacific Investment Management Company                354,414.214      93.42%*
840 Newport Center Drive
Newport Beach, California  92660

Charles Schwab & Co., Inc. Rein**                     24,958.883       6.58%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

PIMCO MODERATE DURATION FUND

INSTITUTIONAL
-------------
Sparrow Health Systems                             5,974,502.991      25.35%*
Mutual Funds Operations
Pittsburgh, Pennsylvania  15230-3198

Columbus Circle Trust Co-SV**                      3,680,898.602      15.62%
1 Station Place Metro Center
Stamford, Connecticut  06902

Baystate Health System Inc.                        2,819,752.152      11.96%
Mutual Funds Operations
P. O. Box 3198
Pittsburgh, Pennsylvania  15230-3198

Baystate Health Systems                            1,842,935.614       7.82%
Mutual Funds Operations
P. O. Box 3198
Pittsburgh, Pennsylvania  15230-3198

Washington Teamsters                               1,733,757.466       7.36%
Attention:  Jack Cowan
2323 Eastlake Avenue E.
Seattle, Washington  98102

St. John Hospital of Detroit, Michigan             1,685,493.433       7.15%
P. O. Box 771072
Detroit, Michigan  48277-1072

Baptist/St. Vincent Health Systems                 1,210,110.973       5.13%
800 Prudential Drive
Jacksonville, Florida  32207

PIMCO REAL RETURN BOND FUND

INSTITUTIONAL
-------------
National Financial Services Corporation **           389,370.643      63.10%*
1 World Financial Center
200  Liberty Street
New York, New York 10281

Charles Schwab & Co., Inc. Rein**                     74,259.775      12.03%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

Chris P. Dialynas                                     54,952.660       8.91%
2140 Mesa Drive
Newport Beach, California  92660

Hofstra University                                    52,542.224       8.51%
128 Hofstra University
Hempstead, New York  11549

CLASS A
-------
Prudential Securities Inc.                            16,327.997      37.73*
Dima Ventures Inc.
Fund Account
4199 Campus Drive, Suite 830
Irvine, California  92612-2698

MLPF&S For the Sole Benefit of its Customers**         9,885.103      22.84%
Attention: Fund Administration #97M35
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

U.S. Clearing Corporation                              4,234.842       9.78%
FBO 013-92879-16
26 Broadway
New York, New York 10004-1798

Everen Clearing Corporation                            3,485.020       8.05%
A/C 2030-0694
Robert M. Calcote &
Genevieve E. Calcote Ten Com.
111 East Kilbourn Avenue
Milwaukee, Wisconsin  53202

Gorman D. McMullen &                                   2,378.595       5.49%
Alice M. McMullen
6407 Earlham Drive
Bethesda, Maryland  20817-2319

CLASS B
-------
MLPF&S For the Sole Benefit of its Customers **       52,143.834      18.16%
Attention: Fund Administration
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

Dain Rauscher Inc. FBO                                24,587.444       8.57%
Evangelical Free Church of America
EFCM Project & Capital #2
Attention: William V. Arvold III
901 East 78/th/ Street
Minneapolis, Minnesota  55420-1300

Anna Forman Trust FBO                                 20,885.422       7.28%
Anna Forman Trust
1055 Perkins Way
Sacramento, California  95818-3638

Dain Rauscher Inc. FBO                                15,126.518       5.27%
Evangelical Free Church of America
SEI Managed Account - Fixed Income
901 East 78/th/ Street
Minneapolis, Minnesota  55420-1300

CLASS D
-------
PIMCO Advisors L.P.                                   10,460.795      99.99%*
Attention: Vinh Nguyen
800 Newport Center Drive
Newport Beach, California  92660-6309

PIMCO TOTAL RETURN FUND

INSTITUTIONAL
-------------
Charles Schwab & Co., Inc. Rein**                105,578,517.629       5.94%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

ADMINISTRATIVE
--------------
Nikko Securities Co., Ltd.**                      26,646,650.000      28.62%*
3-1 Marunouchi 3Chrome, Chiyodaku
Tokyo, Japan  101-0064

Certain Employee (Fidelity) **                    21,319,746.809      22.90%
100 Magellan KW1C
Covington, Kentucky  41015

American Express Trust Company **                  9,748,736.100      10.47%
N10/996
P. O. Box 534
Minneapolis, Minnesota  55440-0534

National Financial Services Corporation **         8,530,558.838       9.16%
1 World Financial Center
200  Liberty Street
New York, New York 10281

CLASS A
-------
MLPF&S For the Sole Benefit of its Customers **   35,382,283.461      51.02%*
Attention: Fund Administration
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

CLASS B
-------
MLPF&S For the Sole Benefit of its Customers **   10,063,295.743      36.98%*
Attention: Fund Administration #97M35
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

CLASS C
-------
MLPF&S For the Sole Benefit of its Customers **   13,162,531.868      28.95%*
Attention: Fund Administration
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

CLASS D
-------
Charles Schwab & Co., Inc.                           336,676.039      97.22%*
Special Custody Accounts
FBO Customers
Attention: Mutual Funds
101 Montgomery Street
San Francisco, California  94104-4122

PIMCO TOTAL RETURN FUND II

INSTITUTIONAL
-------------
John Muir/Mt. Diablo Health System                10,412,183.070      13.22%
1400 Treat Boulevard
Walnut Creek, California  94598

IUE AFL-CIO Pension Plan                           6,554,114.310       8.32%
1460 Broad Street
Blommfield, New Jersey  07003

Charles Schwab & Co., Inc. Rein**                  6,256,476.844       7.95%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

The Trustee of GMP Employee Pension                5,709,958.345       7.25%
1100 Fifth & Race Tower
Cincinnati, Ohio  45202

Macmillan Bloedel Pension Plan                     5,303,245.504       6.74%
c/o State Street Bank and Trust Co.
200 Newport Avenue #JQ7
North Quincy, Massachusetts  02171

Witco Corp. Retirement Plan                        4,866,627.640       6.18%
One American Lane
Greenwich, Connecticut  06831

Morley Capital Management                          4,142,366.761       5.26%
5665 SW Meadows Road, Suite 400
Lake Oswego, Oregon  97035

ADMINISTRATIVE
--------------

Twin City Pipe Trades Retire Plan                  3,547,277.160      62.62%*
2525 E. Camelback Rd. #570
Phoenix, Arizona  85016

Datalynx #083 (Hunt, Dupree, Rhine) **               403,539.553       7.12%
P. O. Box 173736
Denver, Colorado  80217-3736

Integris Baptist Med. Ctr. Funded Dep.               309,372.269       5.46%
9520 North May Avenue, Suite 200
Oklahoma City, Oklahoma  93120-2711

Integris Retirement Pension Plan                     296,388.321       5.23%
9520 North May Avenue, Suite 200
Oklahoma City, Oklahoma  93120-2711

PIMCO TOTAL RETURN FUND III

INSTITUTIONAL
-------------
Archdiocese of LA/Corp/Diocese Tucson              9,173,370.788      21.38%
3424 Wilshire Boulevard, 10/th/ Floor
Los Angeles, California  90010-2241

Holy Cross Resources                               4,747,883.301      11.07%
St. Mary's Lourdes Hall
Notre Dame, Indiana  46556

Diocese of Orange                                  3,037,378.965       7.08%
2811 East Villa Road
Orange, California  92667

Baptist Health System, Inc.                        2,547,785.369       5.94%
2811 East Villa Road
Orange, California  92667

Society of Mount Carmel                            2,270,902.419       5.29%
1317 Frontage Road
Darien, Illinois  60561

ADMINISTRATIVE
--------------
Lumpkin Foundation (PaineWebber)                     158,333.250      88.41%*
P. O. Box 1097
Mattoon, Illinois  61938

Dubuque Bank & Trust Co. **                           16,167.197       9.03%
Attention:  Trust Department
Dubuque, Iowa  5200-0747

PIMCO TOTAL RETURN MORTGAGE FUND

INSTITUTIONAL
-------------
Pacific Investment Management Company                352,087.780      98.15%*
840 Newport Center Drive
Newport Beach, California  92660

CLASS D
-------
PIMCO Advisors L.P.                                    9,942.324     100.00%*
Attention: Vinh Nguyen
800 Newport Center Drive
Newport Beach, California  92660-6309

PIMCO HIGH YIELD FUND

INSTITUTIONAL
-------------
Charles Schwab & Co., Inc. Rein**                 19,443,101.851      12.36%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

ADMINISTRATIVE
--------------
National Financial Services Corporation **         6,437,024.344      67.57%*
1 World Financial Center
200  Liberty Street
New York, New York 10281

Certain Employee (Fidelity) **                     1,786,202.591      18.75%
100 Magellan KW1C
Covington, Kentucky  41015

CLASS A
-------
MLPF&S For the Sole Benefit of its Customers **    1,889,941.648      27.04%*
Attention: Fund Administration #97M35
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida  32246-6484

CLASS B
-------
MLPF&S For the Sole Benefit of its Customers **        4,935,426.345   29.61%*
Attention: Fund Administration #97M35
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

CLASS C
-------
MLPF&S For the Sole Benefit of its Customers **        4,313,062.347   16.96%
Attention: Fund Administration #97M36
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

CLASS D
-------
Charles Schwab & Co., Inc.                                45,505.080   83.73%*
Special Custody Accounts
FBO Customers
Attention: Mutual Funds
101 Montgomery Street
San Francisco, California  94104-4122


PIMCO HIGH YIELD FUND

CLASS D
-------
PIMCO Advisors L.P.                                        8,836.522   16.26%
Attention: Vinh Nguyen
800 Newport Center Drive
Newport Beach, California  92660-6309

PIMCO LONG-TERM U.S. GOVERNMENT FUND

INSTITUTIONAL
-------------

Charles Schwab & Co., Inc. Rein**                      1,968,340.588   20.22%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

Allianz Defined Contribution Plan                      1,444,200.686   14.83%
P. O. Box 92956
Chicago, Illinois  60675

Chicago Symphony Orchestra                             1,376,146.789   14.14%
220 South Michigan Avenue
Chicago, Illinois  60604

Society of the Holy Child Jesus Retirement               856,844.496    8.80%
P. O. Box 34480
West Bethesda, Maryland  20827-0480

FTC & Co. DATAlynx House Account**                       841,015.244    8.64%
P. O. Box173736
Denver, Colorado  80217-3736

Donaldson Lufkin Jennrette - **                          611,746.379    6.28%
Pershing Division
1 Pershing Plaza, P. O. Box 2052
Jersey City, New Jersey  07399

ADMINISTRATIVE
--------------
Sealed Air P/S Plan (Met Life)                           385,666.121   85.55%*
100 Plaza One MS 3064
Jersey City, New Jersey

New York Life Trust Company **                            63,803.034   14.15%
51 Madison Avenue, Room 117A
New York, New York  10010

CLASS A
-------
MLPF&S For the Sole Benefit of its Customers **          124,343.626    8.79%
Attention: Fund Administration #97MY2
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

CLASS B
-------
MLPF&S For the Sole Benefit of its Customers **          556,061.533   31.70%*
Attention: Fund Administration #97M35
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

CLASS C
-------
MLPF&S For the Sole Benefit of its Customers **          466,129.203   31.29%*
Attention: Fund Administration #97M36
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

PIMCO GLOBAL BOND FUND

INSTITUTIONAL
-------------
Georgetown University                                  2,951,047.219   11.11%
3600 M. Street, NW
Washington DC  20007

Walker Art Center, Inc.                                2,822,447.465   10.63%
Vineland Place
Minneapolis, Minnesota  55403

Kamehameha Schools                                     2,166,028.387    8.15%
P. O. Box 3466
Honolulu, Hawaii  96801

University of Denver (Colorado Seminary)               2,035,943.165    7.66%
2199 South University Blvd.
Denver, Colorado  80208

Hobart and William Smith Colleges                      1,991,727.098    7.50%
337 Pulteney Street
Geneva, New York  14456

Worcester Polytechnic                                   1,625,697.32    6.12%
100 Institute Road
Worcester, Massachusetts  01609

Sunkist Master Trust                                   1,514,579.045    5.70%
14130 Riverside Drive
Sherman Oaks, California  91423

ADMINISTRATIVE
--------------
Certain Employee (Fidelity) **                            85,805.843   99.99%*
100 Magellan KW1C
Covington, Kentucky  41015

PIMCO GLOBAL BOND FUND II

INSTITUTIONAL
-------------
Canterbury/Uniform Code Council                        1,730,226.425   63.51%*
Mutual Funds Operations
Pittsburgh, Pennsylvania  15230-3198

GMP & Employers Retiree Trust                            893,115.975   32.78%*
MIDF965N032
Mutual Funds Operations
Pittsburgh, Pennsylvania  15230-3198

CLASS A
-------
Wachovia Bank NA                                         231,291.622   36.35%*
FBO OBICI Foundation
 O. Box 3073
301 N. Main Street
Winston Salem, North Carolina  27150-0001

DLJ Securities Corporation, Inc. **                       52,498.016    8.25%
Securities Corporation Inc.
P. O. Box 2052
Jersey City, New Jersey  07303-9998

MLPF&S For the Sole Benefit of its Customers **           39,606.279    6.22%
Attention: Fund Administration #97RD3
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

CLASS B
-------
MLPF&S For the Sole Benefit of its Customers **          136,973.007   29.23%*
Attention: Fund Administration #97M36
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

CLASS C
-------
MLPF&S For the Sole Benefit of its Customers **          121,507.308   19.72%
Attention: Fund Administration #97UU0
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

PIMCO FOREIGN BOND FUND

INSTITUTIONAL
-------------
Charles Schwab & Co., Inc. Rein**                     22,871,200.850   51.65%*
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

Donaldson Lufkin Jennrette**                           9,581,669.874   21.64%
1 Pershing Plaza
P. O. Box 2052
Jersey City, New Jersey  07399

FTC & Co. DATAlynx House Account**                     2,430,770.189    5.49%
O. Box 173736
Denver, Colorado  80217-3736

ADMINISTRATIVE
--------------
CBNA FBO Clients of Benefit Plans                        104,805.198   76.10%*
1500 Genesee  Street
Utica, New York  13502

National Financial Services Corporation **                32,914.961   23.90%
1 World Financial Center
200  Liberty Street
New York, New York 10281

CLASS A
-------
MLPF&S For the Sole Benefit of its Customers **          138,782.728    6.81%
Attention: Fund Administration #97M35
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

CLASS B
-------
MLPF&S For the Sole Benefit of its Customers **          185,018.337   12.47%
Attention: Fund Administration #97M35
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

CLASS C
-------
MLPF&S For the Sole Benefit of its Customers **          157,838.119    7.29%
Attention: Fund Administration #97M36
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

CLASS D
-------
Charles Schwab & Co., Inc.                               328,422.915   96.90%*
Special Custody Accounts
FBO Customers
Attention: Mutual Funds
101 Montgomery Street
San Francisco, California  94104-4122

PIMCO INTERNATIONAL BOND FUND

INSTITUTIONAL
-------------
3M Company                                             4,527,398.891    6.38%
c/o Bostom State Deposit
1 Cabot Road  WT04G
Medford, Massachusetts  02155-5160

PIMCO EMERGING MARKETS BOND FUND

INSTITUTIONAL
-------------
Pacific Investment Management Company                    376,985.013   84.79%*
840 Newport Center Drive
Newport Beach, California  92660

Charles Schwab & Co., Inc. Rein**                         46,197.826   10.39%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

CLASS A
-------
MLPF&S For the Sole Benefit of its Customers **            9,067.000   35.63%*
Attention: Fund Administration #97RD2
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

RPSS TR ROLLOVER IRA                                       6,073.357   23.87%
FBO Glenda D. Stubbs
1503 Drop Tine Drive
Cedar Park, Texas  78613-4901

Steve M. Foulke &                                          2,269.966    8.92%
Maria M. Foulke
Community Property
1 Altimira
Coto de Caza, California  92679-4901

Patricia D. Rodilosso Cust.                                2,120.340    8.33%
FBO Christopher Adam Rodilosso
Unif GIFT MIN ACT NJ
9 River Edge Drive
Rumson, New Jersey  07760-1025

Thomas Rodilosso &                                         1,623.759    6.38%
Patricia D. Rodilosso
Joint TEN WROS NOT TC
9 River Edge Drive
Rumson, New Jersey  07760-1025

CLASS B
-------
RPSS TR IAA                                                4,381.454   24.31%
FBO Gregory D. McDonald
15618 Gettysburg Drive
Tomball, Texas  77375-8609

Jennifer H. McMillian                                      1,386.005    7.69%
Sole Owner
12016 Naughton Street
Houston, Texas  77024-6246

Prudential Securities Inc FBO                              1,237.990    6.86%
Mary A. Ryan & Edward J. Ryan
13011 Mead Avenue
Palos Heights, Illinois  60463-2357

NFSC FEBO #0C8-074527                                      1,175.860    6.52%
FBO Walter R. Barletta
420 Northwood Drive
Guilford, Connecticut  06437

Raymond James & Assoc. Inc., CSDN                          1,142.964    6.34%
Thomas W. Stacy SEP
4801 Dorsey Hall Drive, Suite 210
Ellicott City, Maryland  21042-7749

Nancy T. Yasutake &                                        1,059.229    5.87%
Tom T. Yasutake
JT TEN WRUS NOT TC
6132 North Lenox Avenue
Chicago, Illinois  60646-4820

CLASS C
-------
MLPF&S For the Sole Benefit of its Customers **            7,671.637   46.59%*
Attention: Fund Administration #97M36
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

NFSC FEBO #120-077852                                      4,885.000   29.66%*
FMT CO CUST IRA
FBO John J. Jordan
P. O. Box 466
Rye Beach, New Hampshire  03871

CIBC Oppenheimer Corp. FBO                                 4,176.072   25.36%*
020-66126-24
P. O. Box 3484
Church Street Station
New York, New York  10008-8484

Robert W. Baird & Co., Inc.                                1,197.430    7.27%
A/C 5407-4903
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202-5391

Wheat First Securities Customer IRA FBO                    1,089.104    6.61%
William Dean Conduit
2718-1609
3706 Takoya Drive
Ellicott City, Maryland  21042-4822

PIMCO EMERGING MARKETS BOND FUND II

INSTITUTIONAL
-------------
IBM Retirement Plan Enh Cash Portfolio                 3,644,082.997   36.70%*
Global Securities Services
3 Chase Metrotech Center
7/th/ Floor, Brooklyn, New York  11245

Northeast Utilities                                    1,305,554.291   13.15%
IT Division 027-002C
20 Cabot Road
Medford, Massachusetts  02155-5160

Nebraska Public Employees Retirement System              827,441.652    8.33%
P. O. Box 1992
Boston, Massachusetts  02105-1992

Olin Corporation                                         745,929.309    7.51%
c/o BT Services Tennessee, Inc.
648 Grassemere Business Park Road
Advisors Services Group, 2/nd/ Floor
Nashville, Tennessee  37211

Midwest Operating Engineers                              677,668.328    6.83%
P. O. Box 92923
Chicago, Illinois  60675

GTE Services Corp.                                       620,276.729    6.25%
c/o BT Services Tennessee, Inc.
648 Grassemere Business Park Road
Advisors Services Group, 2/nd/ Floor
Nashville, Tennessee  37211

Tektronix, Inc.                                          600,969.436    6.05%
O. Box 92923
Chicago, Illinois  60675

PIMCO MUNICIPAL BOND FUND

INSTITUTIONAL
-------------
Pacific Investment Management Company                    308,781.140   69.30%*
840 Newport Center Drive
Newport Beach, California  92660

Phyllis K. Curtis                                         70,968.241   15.93%
14158 N. W. Bronson Creek Drive
Portland, Oregon  97229

MediaOne VEBA Trust                                       62,818.847   14.10%
188 Inverness Drive West
Englewood, Colorado  80112

CLASS A
-------
Nationsbanc Montgomery Securities                        200,493.362   26.05%*
810-10433-16
Attention: Mutual Funds - 4/th/ Floor
600 Montgomery Street
San Francisco, California 94111

MLPF&S For the Sole Benefit of its Customers **          157,221.310   20.42%
Attention: Fund Administration #97RD3
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

Nationsbanc Montgomery Securities                         84,830.265   11.02%
712-02020-10
Attention: Mutual Funds - 4/th/ Floor
600 Montgomery Street
San Francisco, California 94111

Joseph R White                                            63,039.815    8.19%
P. O. Box 572
Waltham, Massachusetts 02254-0572

CLASS B
-------
MLPF&S For the Sole Benefit of its Customers **           90,887.335   19.07%
Attention: Fund Administration #97M36
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

Dain Rauscher Incorporated FBO                            66,529.644   13.96%
K. K. Kinsey Trustee
K. K. Kinsey Rev Intervivos TR
UA DTD 04-18-1997
2801 NE 14/th/ Street
Ft. Lauderdale, Florida  33304

Prudential Securities Inc. FBO                            60,771.701   12.75%
Ruth G. Battel
6 Willowbank Ct.
Mahwah, New Jersey  07430-2909

CLASS C
-------
MLPF&S For the Sole Benefit of its Customers **          551,527.464   14.97%
Attention: Fund Administration #97UU0
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

CLASS D
-------
PIMCO Advisors L.P.                                       10,178.859   99.99%*
Attention: Vinh Nguyen
800 Newport Center Drive
Newport Beach, California  92660-6309

PIMCO STRATEGIC BALANCED FUND

INSTITUTIONAL
-------------
California Community Foundation                        2,452,383.165   79.31%*
606 South Olive Street, Suite 2400
Los Angeles, California  90014

Pacific Asset Management LLC                             569,336.779   18.41%
700 Newport Center Drive
Newport Beach, California  92660-6307

CLASS D
-------
PIMCO Advisors L.P.                                        7,969.702  100.00%*
Attention: Vinh Nguyen
800 Newport Center Drive
Newport Beach, California  92660-6309

PIMCO STOCKSPLUS FUND

INSTITUTIONAL
-------------
Charles Schwab & Co., Inc. Rein**                   4,177,037.080     12.69%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

St. Benedict Retirement Plan Trust                  5,240,043.494     15.93%
P. O. Box 64010
St. Paul, Minnesota  55164-0010

PIMCO STOCKSPLUS FUND

INSTITUTIONAL
-------------
Iowa Methodist                                      2,319,484.564      7.05%
1200 Pleasant Street
Des Moines, Iowa  50309

ADMINISTRATIVE
--------------
Colorado County Off and Emp (Sungard)                  84,743.205     32.22%*
1666 S. University Blvd. #D
Denver, Colorado  80210

New York Life Trust Company                            75,097.546     28.55%*
51 Madison Avenue, Room 117A
New York, New York  10010

National Financial Services Corporation **             54,067.062     20.56%
1 World Financial Center
200  Liberty Street
New York, New York 10281

Public Service of New Mexico #90701                    37,924.943     14.42%
The Vanguard Group
P. O. Box 2600 VM 421
Valley Forge, Pennsylvania  19482

CLASS A
-------
MLPF&S For the Sole Benefit of its Customers **       735,577.195     12.13%
Attention: Fund Administration #97M34
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

FTC & Co. **                                          531,103.523      8.76%
Attention:  Datalynx #179
P. O. Box 173736
Denver, Colorado  80217-3736

CLASS B
-------
MLPF&S For the Sole Benefit of its Customers **     1,469,141.827     13.53%
Attention: Fund Administration #97M35
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

CLASS C
-------
MLPF&S For the Sole Benefit of its Customers **     1,176,450.545     12.48%
Attention: Fund Administration #97M36
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

CLASS D
-------
Charles Schwab & Co., Inc.                             21,816.432     75.35%*
Special Custody Accounts
FBO Customers
Attention: Mutual Funds
101 Montgomery Street
San Francisco, California  94104-4122

CLASS D
-------
PIMCO Advisors L.P.                                     7,133.270     24.64%
Attention: Vinh Nguyen
800 Newport Center Drive
Newport Beach, California  92660-6309

* Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to "control" the Fund, as that term is defined in the 1940 Act.


**  Shares are believed to be held only as nominee.


THE REORGANIZATION OF THE PIMCO MONEY MARKET AND TOTAL RETURN II FUNDS


     On November 1, 1995, the Money Market Fund and the PIMCO Managed Bond and Income Fund, two former series of PIMCO Funds: Equity Advisors Series, were reorganized as series of the Trust, and were renamed PIMCO Money Market Fund and PIMCO Total Return Fund II, respectively. All information presented for these Funds prior to this date represents their operational history as series of PIMCO
Funds: Equity Advisors Series. In connection with the Reorganization, the Funds changed their fiscal year end from October 31 to March 31.


THE REORGANIZATION OF THE PIMCO GLOBAL BOND FUND II


     On January 17, 1997, the Global Income Fund, a former series of PIMCO Advisors Funds, was reorganized as a series of the Trust, and was renamed the PIMCO Global Bond Fund II. All information presented for this Fund prior to that date represents its operational history as a series of PIMCO Advisors Funds. In connection with the Reorganization, the Fund changed its fiscal year end from September 30 to March 31.


CODE OF ETHICS


     The Trust and PIMCO have each adopted a Code of Ethics governing personal trading activities of all Trustees and officers of the Trust, and Directors, officers and employees of PIMCO who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Trust or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Trust or PIMCO. Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions, required to preclear certain security transactions with PIMCO's Compliance Officer or his designee and to report certain transactions on a regular basis. PIMCO has developed procedures for administration of the Codes.

YEAR 2000 COMPLIANCE EFFORTS

     Many of the world's computer systems may be unable to correctly recognize, interpret or use dates beyond the year 1999. This inability might lead to significant business disruptions. PIMCO Advisors and PIMCO are taking steps to assure that their computer systems will function properly. PIMCO Advisors has designated a team of information and business professionals to address the Year 2000 problem and developed a written Year 2000 Plan.

     The PIMCO Advisors Year 2000 Plan consists of five general phases:
Awareness, Assessment, Remediation, Testing, and Implementation. During the Awareness phase, the Year 2000 team informed the employees of PIMCO Advisors and its subsidiaries, including the highest levels of management, about the Year 2000 problem. A written Year 2000 Plan and budget was prepared and approved by the PIMCO Advisors Management Board. During the Assessment phase, the Year 2000 team prepares an inventory of information technology ("IT") and non-IT systems used in PIMCO Advisors and its subsidiaries business. Systems are classified as software, hardware, and embedded chips. Separately, systems are also classified as mission critical and non-mission critical systems. As the inventory is compiled and verified, each system is preliminarily assessed for Year 2000 compliance. This preliminary assessment is made by obtaining manufacturers' representations that a given product is Year 2000 compliant or other evidence of compliance. Systems for which no such evidence can be obtained are identified as candidates for correction or replacement ("Remediation"). During the Remediation phase, software, hardware, and embedded chips identified during the Assessment phase to be non-Year 2000 compliant will be corrected or replaced. Necessarily, further corrections and replacements may need to be made after the Remediation phase has been completed as a result of problems identified during the Testing phase or otherwise. During the Testing phase, PIMCO Advisors plans to perform internal testing, point-to-point testing, and industry testing programs. Testing generally will be performed in order of criticality (mission critical, then non-mission critical). PIMCO Advisors does not plan to test non-mission critical systems that are not used in its business (e.g., software applications incidentally installed on PCs). PIMCO Advisors and PIMCO plan on participating in the Securities Industry Association's industry-wide testing forum. During the Implementation phase, systems that have been tested and identified as being Year 2000 Compliant will be put into normal business operation and contingency plans will be finalized.

     As all investment advisers, PIMCO Advisors' and PIMCO's business operations are heavily dependent upon a complex worldwide network of financial systems that utilize date fields. PIMCO Advisors' and PIMCO's ability to endure any adverse effects of the transition to Year 2000 is highly dependent upon the efforts of third parties, particularly brokers, dealers, and custodians. The failure of third party organizations to resolve their own processing issues with respect to the Year 2000 Problem in a timely manner could have a material adverse effect on PIMCO Advisors' or PIMCO's business. The management of PIMCO Advisors and PIMCO believe that the transition to Year 2000 will not have a material adverse effect on their business or operations as of the date of this Statement of Additional Information. However, complications as yet unidentified may arise in internal or external systems, with data providers, with other securities firms or institutions, with other counterparties, or even with general economic conditions related to the Year 2000 in general. Although PIMCO Advisors' efforts and expenditures on Year 2000 issues are substantial, there can be no assurances that clients or others will not suffer from disruptions or adverse results arising as a consequence of entering Year 2000.

     Another potential computer system problem may arise in conjunction with the introduction of the Euro. Whether introducing the Euro to financial companies' systems will be problematic is not fully known; however, the cost associated with making systems recognize the Euro is not currently expected to be material.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     Investors Fiduciary Trust Company ("IFTC") 801 Pennsylvania, Kansas City, Missouri 64105 serves as custodian for assets of all Funds, and also serves as transfer agent and dividend disbursing agent for the Institutional Class and Administrative Class shares of the Funds. Shareholder Services, Inc., P.O. Box 5866, Denver, Colorado 80217 serves as transfer agent and dividend disbursing agent for the Class A, Class B, Class C and Class D shares of the Funds. Pursuant to a sub-custody agreement between IFTC and State Street Bank and Trust Company ("State Street"), State Street serves as subcustodian of the Trust for the custody of the foreign securities acquired by those Funds that invest in foreign securities. Under the agreement, State Street may hold the foreign securities at its principal office at 225 Franklin Street, Boston. Massachusetts 02110, and at State Street's branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

     Pursuant to rules adopted under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Trust assets. The Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust. No assurance can be given that the Trustees' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105, serves as independent public accountants for all Funds. PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. Prior to November 1, 1995, Deloitte & Touche LLP served as independent accountants for the PIMCO Money Market and Total Return II Funds. See "The Reorganization of the PIMCO Money Market and Total Return II Funds" for additional information.

COUNSEL

     Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trust, and also act as counsel to the Trust.

REGISTRATION STATEMENT

     This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

     Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

     Financial statements for the Trust as of March 31, 1998 for its fiscal year then ended, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon dated May 22, 1998, are incorporated by reference from the Trust's 1998 Annual Report. A copy of the Reports delivered with this Statement of Additional Information should be retained for future reference. Financial statements for the PIMCO Municipal Bond Fund as of March 31, 1998, including notes thereto, and the report of Price Waterhouse thereon dated May 22, 1998, are included herein.

                       REPORT OF INDEPENDENT ACCOUNTANTS

May 22, 1998

To the Board of Trustees and
Shareholders of the PIMCO Funds

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of income, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Municipal Bond Fund (the "Fund") at March 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period January 2, 1998 (commencement of operations) through March 31, 1998, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

                                  PIMCO FUNDS
                              MUNICIPAL BOND FUND
                       STATEMENT OF ASSETS & LIABILITIES
                                March 31, 1998

ASSETS:
   Investments at value (cost $2,942,244)                                              $2,933,369
   Cash                                                                                       149
   Receivable for securities sold                                                         148,896
   Interest receivable                                                                     40,932
                                                                               ------------------
      Total Assets                                                                      3,123,346
                                                                               ------------------

LIABILITIES:
   Payable for investments purchased                                                       98,734
   Accrued advisory fee                                                                       639
   Accrued administration fee                                                                 639
   Other                                                                                       31
                                                                               ------------------
      Total Liabilities                                                                   100,043
                                                                               ------------------

                                                                               ------------------
NET ASSETS:                                                                            $3,023,303
                                                                               ==================

   Net assets consist of:
      Paid-in capital                                                                  $3,032,779
      Accumulated undistributed realized loss                                                (560)
      Distributions in excess of net investment income prior years                            (41)
      Unrealized depreciation                                                              (8,875)
                                                                               ------------------
   Net assets                                                                          $3,023,303
                                                                               ==================

   Net asset value per share* (303,272 shares outstanding)                             $     9.97
                                                                                =================

   *Offering price.

                       See Notes to Financial Statements

                                  PIMCO FUNDS
                              MUNICIPAL BOND FUND
                            STATEMENT OF OPERATIONS
             FOR THE PERIOD JANUARY 2, 1998* THROUGH MARCH 31, 1998
INTEREST INCOME:                                                                    $     36,345

EXPENSES
   Advisory fees                                                                           1,800
   Administration fees                                                                     1,800
   Trustees' fee                                                                               7
                                                                               -----------------
      Total Expenses                                                                       3,607
                                                                               -----------------
NET INVESTMENT INCOME                                                                     32,738
                                                                               -----------------

NET REALIZED AND UNREALIZED LOSS:
   Net realized loss on investments                                                         (560)
   Net unrealized depreciation on investments                                             (8,875)
                                                                               -----------------
      Net loss                                                                            (9,435)
                                                                               -----------------

                                                                               -----------------
NET INCREASE IN ASSETS RESULTING FROM OPERATIONS                                    $     23,303
                                                                               =================

* Commencement of operations

                       See Notes to Financial Statements

                                  PIMCO FUNDS
                              MUNICIPAL BOND FUND
                       STATEMENT OF CHANGES IN NET ASSETS
             FOR THE PERIOD JANUARY 2, 1998* THROUGH MARCH 31, 1998

INCREASE IN NET ASSETS FROM:
Operations:
   Net investment income                                                               $   32,738
   Net realized loss on investments                                                          (560)
   Net unrealized depreciation on investments                                              (8,875)
                                                                               ------------------
      Net increase (decrease) resulting from operations                                    23,303
                                                                               ------------------

DISTRIBUTIONS TO SHAREHOLDER:
   Net investment income                                                                  (32,780)

FUND SHARE TRANSACTIONS:
   Receipts for shares sold                                                             3,000,000
   Issued as reinvestment of distributions                                                 32,780
                                                                               ------------------
      Net increase from fund share transactions                                         3,032,780
                                                                               ------------------
                                                                               ------------------
TOTAL INCREASE IN NET ASSETS                                                           $3,023,303
                                                                               ==================

NET ASSETS:
   Beginning of period                                                                 $
                                                                               ------------------
   End of period**                                                                     $3,023,303
                                                                               ------------------

   **Including net undistributed (overdistributed) investment income of:               $      (41)
                                                                               ------------------


*Commencement of operations.

                       See Notes to Financial Statements

                                  PIMCO FUNDS
                              MUNICIPAL BOND FUND
                              FINANCIAL HIGHLIGHTS
             FOR THE PERIOD JANUARY 2, 1998* THROUGH MARCH 31, 1998
Net Asset Value at Beginning of Period                                                 $   10.00
   Net investment income                                                                    0.11
   Net realized/unrealized loss on investments                                             (0.03)
                                                                               -----------------
      Total income from operations                                                          0.08
                                                                               -----------------

Dividends from net investment income                                                       (0.11)
                                                                               -----------------

                                                                               -----------------
Net Asset Value at End of Period                                                            9.97
                                                                               -----------------


Total Return                                                                                0.77%

Ratio of expenses to net average assets**                                                   0.50%

Ratio of net investment income to average net assets**                                      4.46%

Portfolio turnover rate                                                                    60.41%

*Commencement of operations.
**Annualized.

                       See Notes to Financial Statements

PIMCO FUNDS
MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS - MARCH 31, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION

   PIMCO Funds (the "Trust") was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end investment management company. The Trust currently consists of twenty-five separate investment funds. Information presented in these financial statements pertains only to the Municipal Bond Fund (the "Fund"). The Fund commenced operation on January 2, 1998. The Fund seeks high current income exempt from federal income tax, consistent with the preservation of capital. The Fund is authorized to offer six classes of shares. As of March 31, 1998 the Fund has only one class of shares outstanding; the Institutional Class.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

   SECURITY VALUATION. Portfolio securities and other financial instruments for which market quotations are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market markers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

   SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis commencing on the settlement date of the transaction, and includes the accretion of discounts and amortization of premiums.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income of the Fund, are declared on each day the Trust is open for business and are distributed to shareholders monthly.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

                       See Notes to Financial Statements

PIMCO FUNDS
MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS - MARCH 31, 1998
--------------------------------------------------------------------------------

   These differences are primarily due to differing treatments for such items as wash sales, net operating losses and capital loss carryforwards.

   FEDERAL INCOME TAXES. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes has been made.

   ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

   INVESTMENT ADVISORY FEE. Pacific Investment Management Company ("PIMCO") serves as investment adviser (the "Adviser") to the Fund, pursuant to an investment advisory contract. The Adviser receives a monthly fee based on average daily net assets of the Fund at an annual rate of 0.25% from the Fund.

   ADMINISTRATION FEE.  PIMCO also serves as administrator (the
   "Administrator"), and provides administrative services to the Fund for which it receives a monthly fee based on average daily net assets of the Fund at an annual rate of 0.25% from the Fund.

   OTHER EXPENSES. The Fund is responsible for certain other expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and
   (viii) any expenses allocated or allocable to a specific class of shares, which may include certain other expenses as permitted by the Trust's Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act and subject to review and approval by the Trustees.

4. PURCHASES AND SALES OF SECURITIES

   The aggregate cost of purchases and proceeds from the sales of securities, excluding short-term securities, for the period ended March 31, 1998 were $4,716,478 and $1,779,140, respectively.

                       See Notes to Financial Statements

PIMCO FUNDS
MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS - MARCH 31, 1998
--------------------------------------------------------------------------------

5. SHARES OF BENEFICIAL INTEREST

   As of March 31, 1998, the Fund has 303,272 Institutional Class shares outstanding, all of which are owned by PIMCO. Activity during the period was as follows:

          Shares sold                            300,000
          Issued as reinvestment of dividends      3,272
          Redeemed                                    --
                                                 -------
          Net Increase                           303,272
                                                 -------

                       See Notes to Financial Statements

PIMCO FUNDS
Municipal Bond Fund
Schedule of Investments - March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                         MATURITY                        PRINCIPAL
SECURITY                                                                   DATE            RATE           AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (96.83%)
  ALABAMA  4.86%
    Huntsville HLTH SER A                                                6/01/2017         5.000%        150,000         $  146,813
                                                                                                                       -------------
                                                                                                                            146,813
                                                                                                                       -------------
  ARIZONA  4.95%
    PIMA County, Arizona Community College District                      7/01/2016         5.000%        150,000            149,625
                                                                                                                       -------------
                                                                                                                            149,625
                                                                                                                       -------------
  CALIFORNIA  8.25%
    Los Angeles County Metropolitan Transportation Authority             7/01/2018         4.750%        150,000            141,563

    Southern California Public Power Authority                           7/01/2005         5.500%        100,000            107,750
                                                                                                                       -------------
                                                                                                                            249,313
                                                                                                                       -------------
  COLORADO  4.79%
    E-470 Public Highway Authority Colorado Redevelopment                9/01/2026         5.000%        150,000            144,938
                                                                                                                       -------------
                                                                                                                            144,938
                                                                                                                       -------------
  DISTRICT OF COLUMBIA   4.90%
    District of Columbia Revenue                                         2/01/2011         4.750%        150,000            148,125
                                                                                                                       -------------
                                                                                                                            148,125
                                                                                                                       -------------
  GEORGIA  3.49 %
    Dawson County School District                                        4/01/2012         4.900%        105,000            105,656
                                                                                                                       -------------
                                                                                                                            105,656
                                                                                                                       -------------
  MASSACHUSETTS  9.77%
    Massachusetts-CONS LN-SER C                                          8/01/2017         5.000%        150,000            146,625

    METHUEN (FGIC)                                                      11/01/2016         5.000%        150,000            148,875
                                                                                                                       -------------
                                                                                                                            295,500
                                                                                                                       -------------
  MICHIGAN  3.29%
    Michigan State Building Authority Revenue Bonds                     10/15/2014         5.000%        100,000             99,375
                                                                                                                       -------------
                                                                                                                             99,375
                                                                                                                       -------------

                       See Notes to Financial Statements

PIMCO FUNDS
Municipal Bond Fund
Schedule of Investments - March 31, 1998

-------------------------------------------------------------------------------------------------
                                                         MATURITY            PRINCIPAL
SECURITY                                                   DATE      RATE     AMOUNT     VALUE
-------------------------------------------------------------------------------------------------
  MISSISSIPPI      4.96%
    Mississippi State Dept. Corrections CTF               1/01/2008  4.600%  150,000      150,000
                                                                                        ---------
                                                                                          150,000
                                                                                        ---------
  NEW JERSEY       9.87%
    New Jersey State Transportation TR FD                 6/15/2018  5.000%  150,000      147,750

    Rutgers State University, New Jersey                  5/01/2011  4.800%  150,000      150,563
                                                                                        ---------
                                                                                          298,313
  NEW MEXICO       4.94%
    Bernalillo County, New Mexico                        12/01/2013  4.750%  150,000      149,250
                                                                                        ---------
                                                                                          149,250
                                                                                        ---------
  NEW YORK         6.53%
    New York Dorm-St. Clare Hosp B                        2/15/2009  4.900%  100,000       98,875

    New York State Urban Development Corp.                1/01/2009  4.800%  100,000       98,875
                                                                                        ---------
                                                                                          197,500
  OHIO             3.34%
    Ohio State PUB FACS COMMN                            11/01/1999  4.500%  100,000      101,125
                                                                                        ---------
                                                                                          101,125
                                                                                        ---------
  PUERTO RICO      4.92%
    Puerto Rico Commonwealth Aqueduct & Sewer             7/01/2015  5.000%  150,000      148,875
                                                                                        ---------
                                                                                          148,875
                                                                                        ---------
  TEXAS           14.70%
    Beaumont, Texas Indpt Sch District                    2/15/2016  5.000%  150,000      147,938

    Pflugerville, Texas Independent School District       8/15/2017  5.000%  150,000      146,813

    Waco, Texas                                           2/01/2011  4.800%  150,000      149,810
                                                                                        ---------
                                                                                          444,561
                                                                                        ---------

                       See Notes to Financial Statements

PIMCO FUNDS
Municipal Bond Fund
Schedule of Investments - March 31, 1998

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                        MATURITY                          PRINCIPAL
                                                                  DATE           RATE              AMOUNT               VALUE
--------------------------------------------------------------------------------------------------------------------------------
  WASHINGTON         3.27%
    King Hospital 1 REF AMBAC                                 9/01/2010          4.750%            100,000               98,500
                                                                                                                    -----------
                                                                                                                         98,500
                                                                                                                    ------------

  TOTAL MUNICIPAL BONDS AND NOTES (COST $2,936,344)                                                                  $2,927,469
                                                                                                                    ============


  SHORT-TERM INSTRUMENTS  0.20%
    State Street Global Advisors Tax Free Money Market*        4/1/1998          3.070%              5,900           $    5,900
                                                                                                                    ------------
     (Cost $5,900)                                                                                                   $    5,900
                                                                                                                    ------------

   TOTAL INVESTMENTS (TOTAL COSTS:  $2,942,244)**                                                                    $2,933,369
                                                                                                                    ------------
   OTHER ASSETS AND LIABILITIES (2.97%)                                                                                  89,934
                                                                                                                    ------------

   NET ASSETS (100%)                                                                                                 $3,023,303
                                                                                                                    ============

  *  The 7 day annualized yield was 3.11% at March 31, 1998.

  ** At March 31, 1998, net unrealized depreciation for tax purposes was $8,875, which is comprised of gross appreciation of $5,776 and gross depreciation of $14,651.

                       See Notes to Financial Statements